UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SPANISH BROADCASTING SYSTEM, INC.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
CORPORATE GOVERNANCE
BOARD OF DIRECTORS
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
SUMMARY COMPENSATION TABLE
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2010
2010 DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 1
PROPOSAL 2
PROPOSAL 3
STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING
ANNUAL REPORT
OTHER MATTERS
Appendix A

2601 South Bayshore Drive, PH 2
Coconut Grove, Florida 33133
May 9, 2011
Dear Stockholders:
On behalf of the Board of Directors, I am pleased to invite you to the Annual Meeting of Stockholders of Spanish Broadcasting System, Inc. (“SBS”). The meeting will be held on Wednesday, June 1, 2011, at 2601 South Bayshore Drive, PH2, Coconut Grove, Florida 33133 at 1:00 p.m. Eastern Daylight Time (the “Annual Meeting”).
At the meeting, stockholders of SBS will be asked to vote on the following proposals:
1.	the election of six members of the Board of Directors to serve until our next annual meeting of stockholders or until their respective successors are elected and qualify;
2.	to authorize the Board of Directors in its sole discretion to approve an amendment to Spanish Broadcasting System Inc.’s certificate of incorporation to effect a reverse stock split of our Class A common stock and Class B common stock by a ratio of not less than one-for-five and not more than one-for-ten, with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its discretion; and
3.	to ratify the appointment by the Board of Directors of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2011.
The Board of Directors recommends a vote FOR each of proposals 1, 2 and 3. These proposals are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement, which you are encouraged to read fully. We will also consider any additional business that may be properly brought before the Annual Meeting.
The Board of Directors has fixed the close of business on April 11, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponement thereof.
Your vote is important regardless of the number of shares you own, and we strongly encourage you to participate by voting your shares whether or not you plan to attend the Annual Meeting.
Included with the attached Proxy Statement is a copy of SBS’ Annual Report on Form 10-K for fiscal year ended December 31, 2010. We encourage you to read the Annual Report. It includes information on SBS’ operations and markets, as well as SBS’ audited consolidated financial statements.
This Proxy Statement supersedes the Proxy Statement filed by SBS with the Securities and Exchange Commission on April 21, 2011.
We look forward to seeing you at the Annual Meeting and appreciate your continued support.
Sincerely,
Raúl Alarcón, Jr.
Chairman of the Board of Directors,
President and Chief Executive Officer

2601 South Bayshore Drive, PH 2
Coconut Grove, Florida 33133
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	1:00 p.m., Eastern Daylight Time on Wednesday, June 1, 2011

PLACE	SBS Tower 2601 South Bayshore Drive, PH2 Coconut Grove, Florida 33133

ITEMS OF BUSINESS	1. To elect six members of the Board of Directors to serve until our next annual meeting of stockholders or until their respective successors are elected and qualify.

2.    To authorize the Board of Directors in its sole discretion to approve an amendment to our certificate of incorporation to effect a reverse stock split of our Class A common stock and Class B common stock by a ratio of not less than one-for-five and not more than one-for-ten, with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its discretion.

3. To ratify the appointment by the Board of Directors of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2011.

4. To transact any such other business as may properly come before the Annual Meeting or any adjournment thereof.

ADJOURNMENTS AND POSTPONEMENTS	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

ANNUAL REPORT	Our Annual Report, which is not part of the proxy soliciting materials, is enclosed. The Annual Report is also accessible on the Internet by visiting http://ww3.ics.adp.com/streetlink/SBSA.

RECORD DATE	You are entitled to vote if you were a stockholder of record at the close of business on Friday, April 11, 2011.

MEETING ADMISSION	Either an admission ticket or proof of ownership of our stock, as well as a form of personal identification, must be presented in order to be admitted to the Annual Meeting. If you are a stockholder of record, your admission ticket is included on the back cover of the Proxy Statement. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other proof of ownership with you to the Meeting, or you may request an admission ticket in advance. Please refer to the section entitled “Annual Meeting Admission” in the Proxy Statement for further details.

PREVIOUS PROXY	This Proxy Statement is being filed and sent to stockholders on or about May 9, 2011 and supersedes the Proxy Statement filed by SBS with the Securities and Exchange Commission on April 21, 2011.

VOTING	For instructions on voting, please refer to the instructions on your proxy card sent on or about May 9, 2011.

If your shares are held on your behalf by a broker, bank, trustee or other nominee in “street name,” you will receive a form from your broker seeking instructions as to how your shares should be voted. We urge you to complete this form and instruct your broker, bank, trustee or other nominee to vote on your behalf.
The enclosed Proxy Statement is issued in connection with the solicitation of a proxy on the enclosed form by the Board of Directors of Spanish Broadcasting System, Inc., for use at its 2011 Annual Meeting of Stockholders. The Proxy Statement not only describes the items that stockholders are being asked to consider and vote on at the 2011 Annual Meeting, but also provides you with important information about SBS. Financial and other important information concerning our company is also contained in our 2010 Annual Report on Form 10-K for the fiscal year ended December 31, 2010.
Pursuant to rules promulgated by the Securities and Exchange Commission, SBS has elected to provide access to its proxy materials by sending you this full set of proxy materials, including a proxy card, and notifying you of the availability of our proxy materials on the Internet. We began distributing this Proxy Statement, a form of proxy and the 2010 Annual Report on or about
April 28, 2011.
By Order of the Board of Directors,
Joseph A. García
Sr. Executive Vice President, Chief Financial Officer,
Chief Administrative Officer and Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2011: The Notice of Annual Meeting, Proxy Statement and the Annual Report are available at http://ww3.ics.adp.com/streetlink/SBSA.
THIS PROXY STATEMENT AND PROXY CARD WILL BE MADE AVAILABLE ON OR ABOUT MAY 9, 2011.

PROXY STATEMENT
The Board of Directors (the “Board”) of Spanish Broadcasting System, Inc., a Delaware corporation (“SBS” or the “Company”) is soliciting proxies for the annual meeting of stockholders (the “Annual Meeting”). We are furnishing you with a Proxy Statement because you own shares of our common stock that entitle you to vote at the Annual Meeting. By use of a proxy, you can vote, whether or not you attend the Annual Meeting. The Proxy Statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision. All references in this Proxy Statement to “we,” “our,” or “us” refer to SBS.
Annual Meeting Admission
Only stockholders are invited to attend the meeting. An admission ticket or proof of ownership of our stock, along with personal identification, must be presented in order to be admitted to the Annual Meeting. If you are a stockholder of record, your admission ticket is on the back of this Proxy Statement. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other proof of ownership with you to the Annual Meeting, or obtain an admission ticket in advance. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.
No cameras (including cell phone cameras), recording equipment, electronic devices, large bags, briefcases, or packages will be permitted in the Annual Meeting.
Electronic Delivery of Future Proxy Materials
Stockholders may also sign up to receive future proxy materials, including our annual reports, E-Proxy Notices, and other stockholder communications electronically instead of by mail. This will reduce our printing and postage costs, eliminate bulky paper documents from your personal files and conserve natural resources. In order to receive the communications electronically, you must have an E-mail account, access to the Internet through an Internet service provider and a Web browser that supports secure connections. Visit http://investordelivery.com for additional information regarding electronic delivery enrollment and follow the instructions therein.
This Proxy Statement is being filed and sent to stockholders on or about May 9, 2011 and supersedes the Proxy Statement filed by the Company with the SEC on April 21, 2011.
Purpose of the Annual Meeting
The purpose of the Annual Meeting is to vote on the following proposals:
1.	the election of six members of the Board of Directors to serve until our next annual meeting of stockholders or until their respective successors are elected and qualify;
2.	the authorization of the Board of Directors in its sole discretion to approve an amendment to our certificate of incorporation to effect a reverse stock split of our Class A common stock and Class B common stock by a ratio of not less than one-for-five and not more than one-for-ten, with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its discretion; and
3.	the ratification of the Board of Directors’ appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2011 (“Fiscal Year 2011”).
No matters other than those referred to above are presently scheduled to be considered at the Annual Meeting.

Recommendations of Our Board of Directors
Our Board of Directors recommends that you vote your shares as follows:
1.	FOR the election of six members of the Board of Directors to serve until our next annual meeting of stockholders or until their respective successors are elected and qualify (PROPOSAL 1);
2.	FOR the approval of an amendment to our certificate of incorporation which will effect a reverse stock split of our Class A common stock and Class B common stock (PROPOSAL 2); and
3.	FOR the ratification of the appointment by the Board of Directors of KPMG LLP as our independent registered public accounting firm for Fiscal Year 2011 (PROPOSAL 3).
Stockholders Entitled to Vote at the Annual Meeting
Stockholders of Record
All stockholders of record of our Class A common stock, par value $0.0001 per share (the “Class A common stock”) and Class B common stock, par value $0.0001 per share (the “Class B common stock”), at the close of business on April 11, 2011 (the “Record Date”), are entitled to receive notice and to vote at the Annual Meeting on each matter properly brought before the meeting. At the close of business on the Record Date, there were 41,669,805 shares of Class A common stock outstanding and entitled to vote and 23,403,500 shares of Class B common stock outstanding and entitled to vote. The Class A common stock and the Class B common stock are entitled to 41,669,805 and 234,035,000 votes, respectively.
Shares Held with a Broker, Bank, Trustee or Other Nominee
Most of our stockholders hold their shares through a stockbroker, bank, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:
•	STOCKHOLDER OF RECORD — If your shares are registered directly in your name with our Transfer Agent, Broadridge, you are considered the stockholder of record of those shares and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. You may also vote on the Internet or by telephone, as described below under the heading “Voting Methods.”

•	BENEFICIAL OWNER — If your shares are held in a stock brokerage account, by a broker, bank, trustee, or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank, trustee, or nominee who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker, bank, trustee, or nominee is obligated to provide you with a voting instruction card for you to use. You will receive a form from your broker, bank, trustee or other nominee seeking instructions as to how your shares should be voted. We urge you to complete the form and instruct your broker, bank, trustee or other nominee to vote on your behalf.
Stockholders are entitled to one vote for each share of Class A common stock they hold and ten votes for each share of Class B common stock they hold, on each matter presented. Shares of Class A common stock and Class B common stock may not be voted cumulatively.
Quorum
A “quorum” of stockholders is necessary to hold the Annual Meeting. The presence, in person or represented by proxy, of the holders of a majority of the aggregate votes entitled to be cast by the Class A common stock and Class B common stock, voting together as a single class, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the stockholders entitled to vote who are present in person or by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time until a quorum is present or represented. Unless the adjournment is for more than thirty days or unless a new record date is set for the adjourned meeting, no notice of the adjourned meeting must be given other than by announcement at the Annual Meeting. At an adjourned meeting at which a quorum is present, any business may be transacted that could have been transacted at the original Annual Meeting.

Votes Required with Respect to Each Proposal
The election of directors requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting. All other proposals also require the majority vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting. Holders who abstain will be considered present at the Annual Meeting for quorum purposes, but their votes will not be counted as affirmative votes. Abstaining, therefore, will have the practical effect of voting against the proposals because the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote with respect to these matters is required to approve the proposals. A “broker non-vote” occurs when a bank, broker, or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. “Broker non-votes” are counted for the purpose of determining whether quorum exists. There is no cumulative voting for the election of directors.
Election of Directors — The nominees for election as directors at the Annual Meeting will be elected by a majority of the votes cast at the meeting. This means that the director nominee with a majority of the votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have the practical effect of voting against such director nominee because the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote for the election of directors is required.
All Other Proposals — The affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve an amendment to our certificate of incorporation which will effect a reverse stock split of our Class A common stock and Class B common stock (Proposal 2) and to ratify the Board of Directors’ appointment of KPMG LLP as our independent registered public accounting firm for Fiscal Year 2011 (Proposal 3). In tabulating the voting result for any particular proposal, abstaining will have the practical effect of voting against the proposal.
Information to Rely Upon When Casting Your Votes
You should rely only on the information contained in this Proxy Statement when casting your votes. We have not authorized anyone to give any information or to make any representations in connection with this proxy solicitation other than those contained in this Proxy Statement. You should not rely on any information or representation not contained in this Proxy Statement as having been authorized by us. You should not infer that there has not been a change in the facts set forth in this Proxy Statement or in our affairs since the date of this Proxy Statement. This Proxy Statement does not constitute a solicitation by anyone in any jurisdiction in which the solicitation is not authorized or in which the person making the solicitation is not qualified to do so or to anyone to whom it is unlawful to make a solicitation.
Voting Methods
If you hold shares directly as the stockholder of record, you may vote by granting a proxy or vote in person at the Annual Meeting by requesting a ballot. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker or nominee pursuant to the instruction provided by your broker, bank, trustee or other nominee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.
The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card. Telephone and Internet voting for stockholders of record will be available 24 hours a day, up until 11:59 p.m. (Eastern Daylight Time) on May 30, 2011.
•	VOTE BY INTERNET — www.proxyvote.com — If you have Internet access, you may submit your proxy from any location 24 hours a day, 7 days a week. Have your proxy card when you access the Web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

•	VOTE BY TELEPHONE — 1-800-690-6903 — You may use any touch-tone telephone to vote your proxy, toll-free, 24 hours a day, 7 days a week. Have your proxy card in hand when you call and then follow the instructions.

•	VOTE BY MAIL — You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign, but do not provide instructions, your shares will be voted as the Board recommends. Vote, sign, and date your proxy card and return it in the postage-paid envelope provided, so that it is received by May 30, 2011 to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
All shares that have been properly voted and not revoked will be voted at the Annual Meeting.

Voting instructions are included on your proxy card. If you properly submit your proxy by telephone, the Internet or by mail in time for it to be voted at the Annual Meeting, one of the individuals named as your proxy, each of whom is one of our officers, will vote your shares as you have directed. If you submit your proxy by telephone, the Internet or by mail, but do not indicate how your shares are to be voted with respect to one or more of the proposals to be voted on at the Annual Meeting, as necessary to vote your shares on each proposal, your shares will be voted in accordance with the recommendations of our Board of Directors: (1) FOR the election of the director nominees, (2) FOR the approval of an amendment to our certificate of incorporation which will effect a reverse stock split of our Class A common stock and Class B common stock, (3) FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for Fiscal Year 2011, and (4) in accordance with the best judgment of the named proxies on other matters properly brought before the Annual Meeting.
Our Board of Directors has no knowledge of any matters that will be presented for consideration at the Annual Meeting other than those described herein. The named proxies will also have discretionary authority to vote upon any adjournment or postponement of the Annual Meeting, including for the purpose of soliciting additional proxies.
Changing Your Vote
You may change your proxy instructions at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may enter a new vote by using the Internet or the telephone, by mailing a new proxy card bearing a later date (which will automatically revoke your earlier voting instructions) or by voting in person at the Annual Meeting. For shares held beneficially by you in “street name,” you may change your vote by submitting new voting instructions to your broker or nominee, or by any other method instructed by your broker or nominee.
Subject to such revocation, all proxies duly executed and received prior to, or during the Annual Meeting, will be voted in accordance with the specification on the proxy card. If no specification is made, proxies will be voted in favor of the proposal listed on the proxy card. As to other matters, if any, to be voted upon at the Annual Meeting, the persons designated as proxies, who were selected by the Board, will take such actions as they, in their discretion, may deem advisable.
Counting the Vote
In the election of directors, you may vote “FOR” all of the nominees, you may “WITHHOLD AUTHORITY FOR ALL” the nominees or you may vote “FOR” any individual nominees. For the other proposals, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you hold your shares directly as the stockholder of record and you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. The inspector of elections will tabulate the votes. If you hold your shares beneficially in street name and you sign your broker instruction card with no further instructions, under the rules of various securities exchanges, your nominee generally may vote on routine matters, but cannot vote on non-routine matters. The election of our directors is considered a non-routine matter. Therefore, if you hold your shares beneficially in street name, it is critical that you give instructions on how to cast your vote if you want it to count in the director election. If you do not instruct your bank, brokerage firm or other nominee how to vote in the election of directors, no vote will be cast on your behalf.
With regards to Proposal 1 (election of directors), shares represented by proxies that are marked “WITHHELD” and shares that are not voted will have the effect of a vote against this proposal because approval of this proposal requires the affirmative vote of the holders of a majority of the shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting. With regards to Proposal 2 (amendment to our certificate of incorporation) and Proposal 3 (ratification of KPMG LLP’s appointment as auditor), shares marked as “ABSTAIN” and shares which are not voted will be considered present in person or represented by proxy at the Annual Meeting and will have the effect of a vote against this proposal because approval of this proposal requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.
Confidentiality
All stockholder proxies, ballots, and tabulations that identify stockholders are maintained in confidence. No such document will be available for examination, and the identity and vote of any stockholder will not be disclosed, except as necessary to meet legal requirements and allow the inspectors of election to certify the results of the stockholder vote.
Results of the Vote
We will announce the preliminary voting results at the Annual Meeting and publish final results in Form 8-K within four business days of the Annual Meeting.

Delivery of Proxy Materials and Annual Report to Households
The SEC rules now allow us to deliver a single copy of an annual report and proxy statement to any household not participating in electronic proxy material delivery at which two or more stockholders reside if we believe the stockholders are members of the same family. This rule benefits both you and SBS. We believe it eliminates irritating duplicate mailings that stockholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus, or information statements. Each stockholder will continue to receive a separate proxy card or voting instruction card.
If your household has multiple stockholders of record and your household receives a single set of proxy materials this year and you prefer to receive your own copy of the proxy materials now or in future years, please request a duplicate set by calling 1-800-579-1639, visiting www.proxyvote.com, sending an E-mail to sendmaterial@proxyvote.com, or writing to Spanish Broadcasting System, Inc., 2601 South Bayshore Drive, PH 2, Coconut Grove, Florida 33133, ATTN: Proxy Materials/Investor Relations; Legal Department.
If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent expressly to such elimination or to consent implicitly by not requesting continuation of duplicate mailings. Since not all brokers and nominees may offer stockholders the opportunity this year to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings to your household.
List of Stockholders
The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:30 a.m. and 4:30 p.m. (Eastern Daylight Time), at our principal executive offices at Spanish Broadcasting System, Inc., 2601 South Bayshore Drive, PH 2, Coconut Grove, Florida 33133, by contacting the Secretary of the Company.
Cost of Proxy Solicitation
We, on behalf of the Board of Directors, are soliciting proxies in connection with this Annual Meeting. We will pay for the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. You will need to obtain your own Internet access if you choose to vote over the Internet. The solicitation of proxies or votes may be by our directors, officers, and employees, who do not receive any additional compensation for these solicitation activities. We have retained Morrow & Co., Inc. to assist us in the distribution of proxy materials and the solicitation of votes. We will pay Morrow & Co., Inc. a fee of approximately $3,000, plus out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to beneficial owners of stock.
Transfer Agent
Our Transfer Agent is Broadridge Corporate Issuer Solutions, Inc. All communications concerning stockholders of record accounts, including address changes, name changes, common stock transfer requirements, and similar issues can be handled by contacting Broadridge Corporate Issuer Solutions, Inc. at 610-649-7300, or in writing to Broadridge Corporate Issuer Solutions, Inc. Attn: Angela Lamb, 44 West Lancaster Avenue, Telephone: (610) 649-7300, Fax: (610) 649-7302.

CORPORATE GOVERNANCE
The Board of Directors
Our business and affairs are managed under the direction of the Board. The Board meets on a regularly scheduled basis during our fiscal year to review significant developments affecting us and to act on matters requiring its approval. The Board also holds special meetings as required from time to time when important matters arise between scheduled meetings that require action by the Board. During 2010, the Board consisted of Raúl Alarcón, Jr., Joseph A. García, José A. Villamil, Mitchell A. Yelen, Manuel E. Machado and Jason L. Shrinsky. Messrs. Villamil, Machado and Yelen were deemed to be independent as defined under Rule 5605(a)(2) of the National Association of Securities Dealers’ (“Nasdaq”) Listing Rules. Mr. Machado was appointed to the Board, the Audit Committee and the Compensation Committee on June 3, 2010.
The Board held a total of nine meetings during the fiscal year ended December 31, 2010 (“Fiscal Year 2010”). Each incumbent director who was a director of SBS during Fiscal Year 2010 attended 75% or more of the aggregate number of meetings of the Board and the meetings of all committees of the Board on which he served during the period of time in which he served. The independent members of the Board regularly meet in executive session without any employee directors or other members of management in attendance.
Our Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and a Compensation Committee. The functions and membership of each committee of the Board are set forth below. Our Board does not have, and as a controlled company, the Nasdaq Listing Rules do not require us to have, a standing nominating committee.
Controlled Company Exemption
We are a “controlled company” as defined in Rule 5615(c)(1) of the Nasdaq Listing Rules because more than 50% of our voting power is held by Raúl Alarcón, Jr., our Chairman of the Board, President and Chief Executive Officer (“CEO”). As a “controlled company,” we are exempt from the requirements of Rule 5605(b), (d) and (e) of the Nasdaq listing standards that would otherwise require us to have (i) a majority of independent directors on the Board, (ii) compensation and nominating committees composed solely of independent directors, (iii) the compensation of executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors, and (iv) director nominees selected or recommended to the Board for selection, either by a majority of the independent directors, or a nominating committee composed solely of independent directors. Consequently, we are exempt from independent director requirements of Rule 5605(b), (d) and (e) of the Nasdaq Listing Rules, except for the requirements under subsection (b)(2) thereof pertaining to executive sessions of independent directors and those under subsection (c) thereof pertaining to the Audit Committee. Currently, we have an Audit Committee and Compensation Committee composed solely of independent directors.
Board Leadership Structure
Raúl Alarcón, Jr. serves as our Chairman of the Board, President and CEO. Our Board believes that combining the role of Chairman of the Board and CEO furthers development and execution of the Company’s strategy, facilitates information flow between management and the Board and promotes efficiency given the size of the Company and its operations. Our Board believes that Mr. Alarcón’s service as both Chairman of the Board and CEO is in our and our stockholders’ best interests. In addition, Mr. Alarcón has extensive experience in radio broadcasting and possesses detailed and in-depth knowledge of the issues, opportunities and challenges that we face. Our Board believes that he is, therefore, best positioned to develop agendas that ensure that our Board’s time and attention are focused on the most critical matters.
Mr. Alarcón is not an independent director. We do not have a lead independent director. We believe the governance structure we have is customary for public companies in which the lead stockholder continues to retain a majority voting interest, and we regard Mr. Alarcón’s leadership role on the Board as positive for the Company in that it fosters stability and encourages consensus-building between Board initiatives and stockholder support.
Although our Board believes that the combination of the Chairman of the Board and CEO roles is appropriate in the current circumstances, our Board has not established this approach as policy, and will routinely review its determination as circumstances dictate and from time to time.

Risk Oversight
Our Board as a whole has responsibility for risk oversight. Our Board meets regularly to discuss the strategic direction and the issues and opportunities facing our company in light of trends and developments in the broadcasting industry and general business environment. Throughout the year, our Board provides guidance to management regarding our strategy and helps to refine our operating plans to implement our strategy. The involvement of the Board in setting our business strategy is critical to the determination of the types and appropriate levels of risk undertaken by the Company. Our Board is responsible for risk oversight as part of its fiduciary duties to the stockholders and the Company, and our Board administers its risk oversight function as a whole and through its committees. For example, the Audit Committee is charged with the task of overseeing the Company’s risk management process on behalf of the Board. The Audit Committee periodically meets with the Company’s senior management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. In addition, the Compensation Committee considers the risks that may be affected by the Company’s executive compensation programs. While the full Board, and its committees, oversee the Company’s risk management, the Company’s management is responsible for the implementation of the Company’s risk management guidelines and policies and the Company’s day-to-day risk management process. Finally, the Board believes that the combined Chairman and CEO leadership structure of the Board allows for quick and definitive assessment of issues that should be brought to the Board’s attention.
Committees of our Board of Directors
Audit Committee
The Audit Committee currently consists of José A. Villamil, Manuel E. Machado and Mitchell A. Yelen, each of whom has been determined to be independent as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules and the SEC’s director independence standards for Audit Committee members. Mr. Machado was elected to serve on the Audit Committee on June 3, 2010.
The Audit Committee has determined that Mr. Yelen qualifies as an “audit committee financial expert” as that term is defined by applicable SEC rules and regulations and serves as the Chairman of the Audit Committee. All members of the Audit Committee are able to read and understand basic financial statements, including a balance sheet, income statement, and cash flow statement. The Audit Committee held four meetings during Fiscal Year 2010.
The primary purpose of the Audit Committee is to assist the Board in its oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, and the qualifications, independence, financial reporting process, and performance of the Company’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”). In fulfilling its oversight responsibilities, the Audit Committee:
•	reviews our annual audited and quarterly unaudited consolidated financial statements;

•	reviews and approves related party transactions;

•	reviews our financial reporting process and disclosure and internal controls and procedures, including major issues regarding accounting principles and financial statement presentation, and critical accounting policies to be used in the consolidated financial statements;

•	reviews and discusses with management and the Independent Registered Public Accounting Firm the Company’s internal controls and the Independent Registered Public Accounting Firm’s attestation of the report;

•	appoints, oversees, and approves the fees paid to the Independent Registered Public Accounting Firm;

•	reviews with the Independent Registered Public Accounting Firm the scope of the annual audit, including fees and staffing, and approves all audit and permitted non-audit services provided by the Independent Registered Public Accounting Firm;

•	reviews findings and recommendations of the Independent Registered Public Accounting Firm and management’s response to the recommendations of the Independent Registered Public Accounting Firm;

•	discusses policies with respect to risk assessment and risk management, our major risk exposures, and the steps management has taken to monitor and mitigate such exposures; and

•	reviews compliance with the Company’s Code of Business Conduct and Ethics (“Code of Ethics”) and whistleblower policies.

A full description of the Audit Committee’s primary responsibilities is contained in its written charter, which is publicly available on our Internet website at www.spanishbroadcasting.com under the tab entitled “Investor Information/Audit Committee Charter.”
Compensation Committee
The Compensation Committee currently consists of Messrs. Villamil, Machado and Yelen, each of whom has been determined to be independent as defined under Rule 5605(a)(2) of the Nasdaq Listing Rules. Mr. Villamil serves as the Chairman of the Compensation Committee. Mr. Machado was elected to serve on the Compensation Committee on June 3, 2010. The Compensation Committee held five meetings during Fiscal Year 2010.
The Board has determined that all Compensation Committee members are “independent” under the Nasdaq Listing Rules listing standards. The Board has also determined that each Compensation Committee member qualifies as a “Non-Employee Director” under Rule 16b-3 of the Exchange Act and that each member, qualifies as an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
The Compensation Committee reviews our compensation practices and policies, annually reviews performance and approves the compensation for the CEO and other senior executives, and reviews and discusses with management the compensation disclosures prepared in accordance with the SEC’s disclosure rules for executive compensation. In addition, the Compensation Committee:
•	reviews and makes recommendations to management with respect to our overall compensation programs and policies;

•	approves the adoption, amendment, and termination of incentive compensation and deferred compensation programs for our employees;

•	approves employment agreements and severance arrangements for the CEO, as appropriate;

•	approves employment agreements and severance arrangements for our senior executives (other than the CEO), as appropriate;

•	interprets and supervises the administration of our stock and long-term incentive compensation programs; and

•	exercises all authority of the Board under our equity-based plans.
A full description of the Compensation Committee’s primary responsibilities is contained in its written charter, which is publicly available on our Internet website at www.spanishbroadcasting.com under the tab entitled “Investor Info/Compensation Committee Charter.”
The Role of Executive Officers in Determining Executive Compensation
Our CEO develops recommendations regarding executive compensation, including proposals relative to compensation for individual executive officers, using internal and external resources. These resources include such things as compensation surveys, external data and reports from consultants and data, reports and recommendations from internal staff. Recommendations from our CEO include and consider all aspects of the compensation program — philosophy, design, compliance and competitive strategy — as well as specific actions regarding individual executive officer compensation. The Compensation Committee reviews these recommendations, and decides whether to accept, reject, or revise the proposals.
Our CEO and Chief Financial Officer (“CFO”) assist the Compensation Committee in understanding key business drivers included in program designs, especially incentive programs. This may include defining related measures and explaining the mutual influence on or by other business drivers and the accounting and tax treatment relating to certain awards. Our CEO and CFO also provide updates to the Compensation Committee regarding current and anticipated performance outcomes and their impact on executive compensation.
Our General Counsel, with the assistance of outside counsel for the Compensation Committee, ensures that appropriate plan documentation and approvals are received in order to keep executive pay programs in compliance with applicable laws and stock exchange listing requirements. Our General Counsel and outside counsel also advise the Audit Committee, the Compensation Committee and our Board regarding compliance with appropriate governance standards and requirements.

Role of the Compensation Committee Advisor
The Compensation Committee has retained an outside consultant, Towers Watson, to assist it in formulating and evaluating our executive compensation program for Fiscal Year 2011. Towers Watson will work with the Compensation Committee to:
•	Provide comparative market data for our peer group, developed with the Compensation Committee and management, with respect to compensation matters;
•	Analyze our compensation and benefit programs relative to our peer group;
•	Advise the Compensation Committee on compensation matters;
•	Summarize the results of the benchmarking and peer group analysis in a report to the Compensation Committee and members of management, as appropriate; and
•	Participate in meetings with the full Board to present the results of the peer group analysis.
In order to encourage an independent view point, the Compensation Committee and its members have access to Towers Watson at any time without management present and have consulted from time to time with Towers Watson without management present.
If the Company wishes to engage Tower Watson for services other than those that Tower Watson provides to the Compensation Committee, such services will be subject to approval by the Compensation Committee. Tower Watson did not provide any services to the Compensation Committee or the Company during Fiscal Year 2010.
Disclosure Committee
The Disclosure Committee, as described below, was established by us to ensure compliance with the reporting requirements established by the SEC and is made up of certain key employees of the Company. The Disclosure Committee currently consists of Joseph A. García (Senior Executive Vice President, CFO, Chief Administrative Officer and Secretary), the chairman of the committee, Melanie M. Montenegro (Executive Vice President and General Counsel), Albert Rodriguez (Chief Revenue Officer of the Company), Marko Radlovic (Chief Revenue Officer of the radio segment), José Molina (Vice President of Finance), Frank Soricelli (Corporate Controller), and Nelson Santos (Vice President of Management Information Systems).
The general purpose of the Disclosure Committee is to design, establish and maintain a system of controls and procedures to ensure that information required to be disclosed in the reports and statements filed by us pursuant to the Exchange Act, is reported in conformity with the rules and forms of the SEC. The Disclosure Committee assists the CEO, CFO and the Audit Committee in monitoring (i) the integrity of the financial statements, policies, procedures and the internal financial and disclosure controls and risks of the Company, and (ii) our compliance with regulatory requirements, to the extent that these policies, procedures and controls may generate either financial or non-financial disclosures in our filings with the SEC.
Nominating Committee
Our Board does not have a standing nominating committee or a committee serving a similar function. As a controlled company, the Nasdaq Listing Rules do not require us to have such a committee. The Board has determined that rather than a nominating committee, it is the most appropriate body for identifying director candidates and selecting nominees to be presented at the annual meeting of stockholders.
Director Nominations
As noted above, because Raúl Alarcón, Jr., our CEO, President and Chairman of the Board, holds more than 50% of our voting power, we are deemed to be a “controlled company” under the Nasdaq Listing Rules. Because we are a controlled company, the Board has not elected to establish a separate nominating committee or formal rules governing director nominations from stockholders. The functions of evaluating and nominating director candidates are performed by the Board as a whole. The Board will, from time to time, review biographical information and background material relating to potential candidates and interview selected candidates. The Board does not currently have a charter or written policy with regard to the nomination process. We have not engaged a third party to assist us in identifying and evaluating the individuals nominated for election as directors at this Annual Meeting.
The Board has not set specific, minimum qualifications that must be met by director candidates. In deciding whether to nominate any particular candidate for election to the Board, the Board considers the appropriate skills and personal characteristics needed in light of the makeup of the current Board, including considerations of each candidate’s integrity, character, sound judgment, business acumen, professional skills and experience, knowledge of our business and industry, differences in viewpoint, education, possible conflicts of interest, the ability to act in the interests of our stockholders and other individual qualities and attributes. Further, while the Board does not have a formal diversity policy, it identifies qualified potential candidates without regard to any candidate’s race, color, disability, gender, national origin, sexual orientation, religion or creed. The Board seeks to ensure the fair representation of all stockholder interests on the Board. The Board believes that the use of these general criteria, along with a non-discriminatory policy, will best result in a Board that evidences that diversity in many respects. The Board believes that it currently maintains that diversity. The Board also considers whether a potential nominee would satisfy the Nasdaq Listing Rules’ definition of “independent” and the SEC’s definition of “audit committee financial expert.” We believe that the backgrounds and qualifications of our directors, considered as a group, provides a composite mix of experience, knowledge and abilities that allows the Board to fulfill its responsibilities.

Stockholder recommendations relating to director nominees may be submitted in accordance with the procedures set forth below under the heading “Stockholder Proposals for Next Annual Meeting.” Stockholders may also send communications to the Board in accordance with the procedures set forth below under the heading “Stockholder Communications with the Board of Directors.”
Stockholder Communications with the Board of Directors
Stockholders of SBS seeking to communicate with the Board, the chairs of the Audit and Compensation Committees of the Board, or with any of our other directors, should submit any communications in writing to the following address: Spanish Broadcasting System, Inc., c/o Melanie M. Montenegro, General Counsel, 2601 South Bayshore Drive, PH 2, Coconut Grove, Florida 33133. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” Any such communication must identify the author as a stockholder, must include the stockholder’s full legal name, address, valid telephone number, the number of shares beneficially owned by the stockholder and, if applicable, the name of any specific intended recipient. We will forward any such communication to the full Board or to any individual director or directors to whom the communication is directed following its clearance through normal review and appropriate security procedures.
Code of Business Conduct and Ethics
We have a Code of Ethics, which is within the meaning of Item 406(b) of Regulation S-K. All of our directors, officers and employees, including our CEO and CFO, are required to abide by our business conduct policies to ensure that our business is conducted in a consistently legal and ethical manner.
The purpose of the Code of Ethics is to deter wrongdoing and to promote (i) honest and ethical conduct, including the ethical handling of conflicts of interest; (ii) full, fair, accurate, timely and understandable disclosures in reports and documents filed by us with, or submitted to, the SEC or otherwise publicly communicated by us; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations to the Code of Ethics to appropriate persons identified therein and (v) accountability for adherence to the Code of Ethics. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics.
This Code of Ethics is publicly available on our Internet website at www.spanishbroadcasting.com under the tab entitled “Investor Info/Code of Conduct.” If we make substantive amendments to the Code of Ethics or grant any waiver from its provisions to our principal executive, financial or accounting officers, or persons performing similar functions, including any implicit waiver, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K within four business days of such amendment or waiver.
Whistleblower Hotline
We have a whistleblower policy (the “Whistleblower Policy”), which establishes procedures for (i) the receipt, retention and treatment of complaints received by our company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.
If you wish to contact our Audit Committee to report complaints or concerns relating to the financial reporting of our company, you may do so by using the various alternatives provided by us, such as (i) writing directly to the Chairman of the Audit Committee, c/o Director of Internal Audit, Spanish Broadcasting System, Inc., 2601 South Bayshore Drive, PH 2, Coconut Grove, Florida 33133 or (ii) confidentially and anonymously by calling a toll free telephone “hotline” operated by an independent party at (866) 789-1229. A copy of our Whistleblower Policy is available on our Internet website at www.spanishbroadcasting.com under the tab entitled “Investor Info/Ethics and Compliance Hotline .”
Board of Directors Attendance at Annual Meetings of Stockholders
Although we do not have a formal policy requiring director attendance at our Annual Meeting, all directors and all nominees for election as directors are encouraged to attend the Annual Meeting. Last year, all of our incumbent directors and director nominees attended our Annual Meeting.

BOARD OF DIRECTORS
The Board of Directors currently consists of six members. Each of the Board members is standing for reelection to hold office until the next Annual Meeting of Stockholders. Each nominee elected as a director will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or retirement. The Board has designated as nominees: Raúl Alarcón, Jr., Joseph A. García, José A. Villamil, Mitchell A. Yelen, Manuel E. Machado and Jason L. Shrinsky, each of whom currently serves as a member of the Board.
Other than the proposals described in this Proxy Statement, the Board is not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy by telephone, Internet, or by signing and returning your proxy card, either of the persons named as proxy holders — Raúl Alarcón, Jr., our Chairman, President and CEO, and Joseph A. García, our Senior Executive Vice President, CFO, Chief Administrative Officer (“CAO”) and Secretary — will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If any of our nominees are unavailable as a candidate for director, the above-named proxy holders will vote your proxy for another candidate or candidates as may be nominated by the Board.
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
The following table sets forth information concerning the six nominees for director as of the date of this Proxy Statement. Each of our directors serves until their successor is elected and qualifies, and all executive officers hold office until their successors are appointed.

Name	Age	Position with SBS
Incumbent Nominees for Director
Raúl Alarcón, Jr.	54	Chairman of the Board of Directors, CEO and President
Joseph A. García	67	Senior Executive Vice President, CFO, CAO, Secretary and Director
José A. Villamil	64	Director
Mitchell A. Yelen	63	Director
Manuel E. Machado	43	Director
Jason L. Shrinsky	73	Director

Raúl Alarcón, Jr. joined us in 1983 as an account executive and has been our President and a director since October 1985 and our CEO since June 1994. On November 2, 1999, Mr. Alarcón, Jr. became our Chairman of the Board and continues as our CEO and President. Currently, Mr. Alarcón, Jr. is responsible for our long-range strategic planning and operational matters and is instrumental in the acquisition and related financing of each of our stations. Mr. Alarcón, Jr. is the son of the late Pablo Raúl Alarcón, Sr. We nominated Mr. Alarcón, Jr. as a director because we believe he provides an historical perspective to our long operating history, having joined us in 1983 and has extensive experience in Spanish-language media broadcasting.

Joseph A. García has been our CFO since 1984, Executive Vice President since 1996 to 2008, and Secretary since November 2, 1999. On June 3, 2008, Mr. García was elected to the Board and on August 4, 2008, became our Chief Administrative Officer and Senior Executive Vice President. Mr. García is responsible for our financial affairs, operational and administrative matters, investor relations, and has been instrumental in the acquisition and related financing of our stations. Before joining us in 1984, Mr. García spent thirteen years in international financial planning positions with Philip Morris Companies, Inc. and with Revlon, Inc., where he was manager of financial planning for Revlon — Latin America. We nominated Mr. García because we believe he provides a historical perspective to our long operating history, having joined us in 1984.

José A. Villamil became one of our directors on June 30, 2004. Mr. Villamil has over 30 years of successful experience as a senior business economist, university educator and as a public official of both the Federal and State of Florida governments. Mr. Villamil was the Chief Executive Officer of The Washington Economics Group, Inc. (“WEG”), an economic consulting firm, serving in such position from 1993 to 1998 and from 2000 to July 2008. Since August 2008, Mr. Villamil has served as the Dean of the School of Business of St. Thomas University, Miami Florida, while continuing to serve as Principal Advisor to the clients of WEG. From 1999 to 2000, he directed the Tourism, Trade and Economic Development activities of the State in the Office of Governor Jeb Bush. Mr. Villamil is the immediate past Chairman of the Governor’s Council of Economic Advisors of Florida. Since April 2003, Mr. Villamil has been director of Mercantil CommerceBank, N.A. and CommerceBank Holding Corp., and since November 2010, he has been director of Pan-American Life Insurance Group (PALIG). Presently, he is Director of Enterprise Florida — the State’s principal economic development organization. Mr. Villamil is active in professional and community affairs. He is currently Chairman of the Economic Roundtable of the Beacon Council — Miami-Dade County’s official economic development organization. He is also a Senior Research Fellow of Florida TaxWatch, an established fiscal and policy research organization of the State of Florida. From 1989 to 1993, Mr. Villamil served as Chief Economist and later as Undersecretary for Economic Affairs at the United States Department of Commerce. We nominated Mr. Villamil because of his expertise in the field of economics.

Mitchell A. Yelen became one of our directors on September 28, 2007. Mr. Yelen is currently the Director of tax services at Pinchasik, Strongin, Muskat, Stein & Company, P.A., a CPA firm, where he has been employed since 1984 specializing in litigation support, complex tax research and financial planning. Mr. Yelen previously held positions at CPA firms: Kaufman, Rossin & Co., P.A. and Alexander Grant & Co., P.A. Among other degrees, he holds an M.B.A. in Finance from Northwestern University and a J.D. and L.L.M. in taxation from the University of Miami. We nominated Mr. Yelen because of his knowledge of accounting and finance.

Manuel E. Machado became one of our directors on June 3, 2010. Mr. Machado has been the Chief Executive Officer and Co-Chairman of MGSCOMM, an integrated marketing communications agency, one of the fastest-growing marketing communications agencies in the country, since its formation in March 2003. Mr. Machado was also elected to the board of directors of Worldwide Partners, Inc. (worldwidepartners.com) on May 26, 2010. MGSCOMM and Worldwide Partners, Inc. are not affiliates of the Company. Prior to the formation of MGSCOMM in 2003, Mr. Machado developed successful communications programs for some of the world’s most renowned brands such as McDonald’s Corporation, Coors Brewing, Ford Motor Co., Bacardi, Coca Cola, MasterCard International, Ralston Purina, Proctor & Gamble, Nike, Pisco Chile and the Government of Chile. He is also the founder of The Meka Group, a marketing communications agency later known as BVK/Meka, and served as its CEO from 1994 to 2003. Mr. Machado has also held key positions in companies of worldwide recognition such as Univision Network, Burson-Marsteller and Bacardi. Mr. Machado is a Past Chairman of the Association of Hispanic Advertising Agencies (AHAA), www.ahaa.org. He has been involved with the community through several organizations, including being named Trustee of the Vizcaya Museum and Gardens, the Latin Grammy’s Host Committee, the WLRN Board of Trustees, the Voices for Children Foundation Board of Directors, the Miami-Dade County Sister Cities Program, the Mercy Foundation Ambassadors Board of Directors, the Hialeah Foundation Board of Directors, Trustee of the Greater Miami Chamber of Commerce, and Trustee of the Beacon Council. We nominated Mr. Machado because of his knowledge of media advertising and marketing communications.

Jason L. Shrinsky became one of our directors on November 2, 1999. Mr. Shrinsky is a retired partner from the law firm Kaye Scholer LLP, which he joined as a partner in 1986. Mr. Shrinsky has been a lawyer counseling corporations and high net worth individuals on financings, mergers and acquisitions, other related financial transactions and regulatory procedures since 1964. Kaye Scholer LLP has served as our legal counsel for more than 20 years. We nominated Mr. Shrinsky because of his knowledge of financial transactions and regulatory procedures.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
In addition to those directors named above who are also our executive officers, the following table sets forth information concerning non-director employees who serve as our executive officers as of the date of this Proxy Statement. Our executive officers serve at the discretion of the Board of Directors.

Name	Age	Position with SBS
Executive Officers
Albert Rodriguez	46	Chief Revenue Officer of the Company and General Manager of the Miami Television Market
Marko Radlovic	47	Chief Revenue Officer of Radio Segment and General Manager of the Los Angeles Radio Market
Melanie M. Montenegro	36	Executive Vice President and General Counsel
Albert Rodriguez became the Chief Revenue Officer of the Company’s consolidated operations on January 3, 2011 and continued in his position as the General Manager of the Miami television market. Mr. Rodriguez is responsible for overseeing the revenue and profit performance of the Company’s consolidated operations, including radio, television, interactive and entertainment divisions, and the day-to-day operational matters of the Miami television market. From October 12, 2010 to January 2, 2011, Mr. Rodriguez was the Chief Revenue Officer of the television segment and General Manager of the Miami television market, and he was General Manager of the Miami television market from January 21, 2010 through October 11, 2010. From November 1999 through January 2010, Mr. Rodriguez was the General Sales Manager for the Company’s radio properties in Miami — WCMQ-FM 92.3 “Clásica 92,” WRMA-FM 106.7 “Romance,” and WXDJ-FM 95.7 “El Zol 95.7.” Under Mr. Rodriguez’s management, El Zol 95.7 set the record for being the highest billing station in Florida’s history in 2005.
Marko Radlovic became our Chief Revenue Officer of the Company’s radio segment and General Manager and Senior Vice President of the Los Angeles radio market on July 19, 2010. Mr. Radlovic is responsible for overseeing the revenue and profit performance of the Company’s radio segment and the day-to-day operational matters of the Los Angeles radio market. Previously, Mr. Radlovic was the Company’s Chief Operating Officer from July 21, 2005 through November 6, 2007 and the Chief Revenue Officer from December 2003 through July 2005. Mr. Radlovic was Vice President/General Manager for our Los Angeles radio cluster from January 2002 until November 2003 and previously served as Vice President of Sales for the Los Angeles cluster. Prior to joining us, he was Market Manager for Cumulus Media in Southern California from January 2001 until August 2001 and was Vice President/General Manager for AM/FM Inc. in Los Angeles from October 1998 to October 2000.
Melanie M. Montenegro became our Executive Vice President and General Counsel on December 14, 2010. As executive vice president and general counsel, Ms. Montenegro is responsible for a wide range of corporate functions, including legal, governance, securities, mergers and acquisitions, litigation, business development, and compliance. Previously, Ms. Montenegro served as corporate counsel for the Company managing the day-to-day activities and operations of the legal department. Prior to joining the Company in 2006, Ms. Montenegro was an attorney with the law firm Kaye Scholer, LLP in New York City from August 1999 to May 2005. She received her J.D., from Hofstra University School of Law and also holds a B.A. in Political Science, Spanish Language and Literature.

SUMMARY COMPENSATION TABLE
The following table discloses compensation for the fiscal years ended December 31, 2010 and December 31, 2009 received by our (i) President and CEO, Raúl Alarcón, Jr., (ii) Senior Executive Vice President, CFO, CAO and Secretary, Joseph A. García, (iii) our former Chief Revenue Officer of the radio segment and General Manager of the New York market, Frank Flores, who resigned on July 19, 2010, and (iv) Chief Revenue Officer of the radio segment and General Manager of the Los Angeles market, Marko Radlovic. These individuals are also referred to in this Proxy Statement as our “named executive officers” or “NEOs.”

						Stock	Option	All Other
		Salary		Bonus		Awards	Awards	Compensation		Total
Name and Principal Position	Year	($)		($)		($)(a)	($)(a)	($)		($)

Raul Alarcon, Jr.	2010	1,250,000		518,133	(b)	—	64,360	150,390	(c)	1,982,883
Chief Executive Officer, President and Chairman of the Board of the Directors	2009	1,250,000		1,002,295		—	61,560	172,503		2,486,358

Joseph A. Garcia	2010	525,000		50,000	(d)	—	—	47,513	(e)	622,513
Senior Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Secretary	2009	525,000		100,000		—	—	37,027		662,027

Frank Flores(f)	2010	129,427	(f)	—		—	—	11,716	(g)	141,143
Chief Revenue Officer of the radio segment and General Manager of the New York market	2009	292,310		317,381		—	—	*		609,691

Marko Radlovic(h)	2010	275,000	(h)	72,273	(i)	—	—	15,552	(j)	362,825
Chief Revenue Officer of the radio segment and General Manager of the Los Angeles market

*	Indicates amounts less than $10,000.

(a)	Represents the aggregate grant date fair value computed in accordance with FASB Topic ASC 718 (“ASC 718”). See Note 10(c) to the Notes to Consolidated Financial Statements, included in Part IV, Item 15 of our 2010 Annual Report on Form 10-K, for a discussion of the assumptions used to value equity-based compensation.

(b)	For Fiscal Year 2010, Mr. Alarcón received a $18,133 contractual performance bonus and a $500,000 discretionary bonus.

(c)	Per Mr. Alarcón’s employment agreement, he is entitled to the use of an automobile and driver, personal tax services, telecommunication services, health insurance benefits and a separate life insurance policy. In Fiscal Year 2010, we incurred expenses related to the usage of an automobile and driver of $74,361, telecommunication services of $33,009, health insurance premiums of $25,684, computer equipment of $621, and life insurance premium of $ 16,715, respectively.

(d)	For Fiscal Year 2010, Mr. García received a $50,000 discretionary bonus.

(e)	Per Mr. García’s employment agreement, he is entitled to the use of an automobile, related car expenses, health insurance benefits and telecommunication services. In Fiscal Year 2010, we incurred expenses related to the usage of an automobile of $20,036, telecommunications services of $1,500, and health insurance premiums of $25,977, respectively.

(f)	Mr. Flores resigned on July 19, 2010.

(g)	Per Mr. Flores’ employment agreement, he was entitled to automobile related allowance and certain health insurance benefits. For Fiscal Year 2010, we incurred expenses of $2,700 related to the automobile related allowance and health insurance premiums of $9,016, respectively.

(h)	Mr. Radlovic was appointed Chief Revenue Officer of the radio segment and General Manager of the Los Angeles market effective July 19, 2010. This table reflects his complete compensation for Fiscal Year 2010, the only year covered by the table in which he served as a named executive officer. Mr. Radlovic previously was a named executive officer in 2007 and 2008.

(i)	For Fiscal Year 2010, Mr. Radlovic received a $72,273 discretionary performance bonus in his role as General Manager of the Los Angeles market.

(j)	Mr. Radlovic is entitled to a monthly automobile allowance and certain health insurance benefits. For Fiscal Year 2010, we incurred expenses of $6,000 related to the automobile allowance and health insurance premiums of $9,552, respectively.

Employment Agreements
To further assist our stockholders in understanding the elements of compensation disclosed in the Summary Compensation Table, the material terms of our agreements with Messrs. Alarcon, Garcia, Flores and Radlovic are described below.
The Compensation Committee seeks to ensure that our executive compensation aligns with our corporate strategies, business objectives and the long-term interests of our stockholders and helps attract, retain and motivate the key personnel it needs to conduct its business. Compensation levels are intended to fairly compensate the Company’s named executive officers. We use base salary to provide each named executive officer a fixed amount of money during the year with the expectation that he will perform his job to the best of his ability and in the best interests of the Company. Executive salaries for Fiscal Year 2010 were not increased. For Fiscal Year 2010, discretionary performance bonuses were intended to reward the named executive officers for both Company and individual performance for the year. In evaluating performance for Fiscal Year 2010 for purposes of making a subjective determination of appropriate bonus amounts, the Compensation Committee considered the Company’s Fiscal Year 2010 operating results. We believe that by providing our executives the opportunity to increase their ownership of stock, the benefits of stockholders and executives will be more aligned, and we will encourage long-term performance. We provide executive officers with limited personal benefits and perquisites that are intended to enhance the attraction and overall retention value of the compensation program. The Compensation Committee believes that severance benefits help retain qualified executives and are an important component of a competitive compensation program.
Raúl Alarcón, Jr.
The compensation of Mr. Alarcón, Jr., our Chairman of the Board, CEO and President, in Fiscal Year 2010 was primarily determined by the amended and restated employment agreement we entered into with him on October 25, 1999 (the “Alarcón Employment Agreement”). The Alarcón Employment Agreement has automatically renewed for successive one-year periods since December 31, 2004, and will continue to do so unless terminated by either party on 90-day’s notice prior to December 31 of any year.
Base Salary. Pursuant to the Alarcón Employment Agreement, Mr. Alarcón, Jr. is entitled to an annual base salary of not less than $1,000,000. On March 10, 2007, the Compensation Committee increased Mr. Alarcón Jr.’s base salary to $1,250,000, effective April 1, 2007.
Bonus. Under the Alarcón Employment Agreement, Mr. Alarcón, Jr. is entitled to an annual contractual bonus equal to 7.5% of same station annual broadcast cash flow (now known as station operating income) growth, including (on a pro rata basis from the date the station was acquired) acquired stations on a pro forma basis or a greater amount in the discretion of the Board. For Fiscal Year 2010, Mr. Alarcón, Jr. received a contractual bonus of $18,133 and a discretionary performance bonus of $500,000. Mr. Alarcón’s discretionary bonus was determined by the Compensation Committee after a thorough review of the Company’s financial results for 2010, Mr. Alarcón’s management of the Company’s affairs and his efforts to promote the Company’s interests and guide its business and programming. The Compensation Committee commended his tireless efforts to seek opportunities for the Company’s growth. In particular, the Compensation Committee cited with approval his work with the Puerto Rico operations and his identification of acquisition opportunities.
Securities. During each year of his employment term, Mr. Alarcón, Jr. is entitled to receive an option to purchase 100,000 shares of Class A common stock, which vests immediately, at an exercise price equal to the fair market value of the Class A common stock on the applicable grant date. On October 27, 2010, Mr. Alarcón, Jr. received an option to purchase 100,000 shares of Class A common stock, at an exercise price of $0.77 per share.
Benefits; Perquisites. Mr. Alarcón, Jr. is entitled to receive executive health insurance benefits provided to all of our executives, such as life and long-term disability insurance for himself and health insurance for himself and his family. In addition, Mr. Alarcón, Jr. is entitled to certain perquisites, such as life insurance, reimbursement for personal tax, accounting expenses, telecommunications services and the use of a company car and a driver.
Severance. Mr. Alarcón, Jr. is entitled to receive severance benefits upon termination in certain circumstances. The severance benefits are described in “Potential Payments upon Termination or Change in Control” table below.
The Compensation Committee determined that Mr. Alarcón, Jr.’s compensation for Fiscal Year 2010 was fair and reasonable based on his individual performance and his unique contribution to our operational, financial and strategic results for Fiscal Year 2010 and that his compensation for the year was in line with the Company’s overall compensation objectives.

Joseph A. García
The compensation of Mr. García, our Senior Executive Vice President, CFO, CAO and Secretary, in Fiscal Year 2010 was determined by the amended and restated employment agreement we entered into with him on August 4, 2008, as amended on April 19, 2011 (the “Employment Agreement”). The term of the Employment Agreement is for three years and will automatically renew for additional one-year periods, unless either party gives notice at least 60 days prior to the end of the then-current term.
Base Salary. On August 4, 2008, pursuant to the Employment Agreement, Mr. García’s annual base salary was increased to $525,000. The base salary is subject to an annual review and may be increased from time to time as recommended by the CEO and approved by the Compensation Committee. The Compensation Committee did not increase Mr. Garcia’s base salary in Fiscal Year 2010.
Bonus. Under the Employment Agreement, if the threshold level of performance is achieved, Mr. García is eligible to receive an annual cash bonus upon the attainment of individual pre-established goals and the Company’s performance goals, of no less than $100,000 and no more than $300,000 for each fiscal year completed during the term. No bonus is guaranteed for performance that fails to meet the threshold level of performance. In the event that the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the Federal securities laws, Mr. García is required to reimburse the Company for the amount of any annual bonus or any other incentives paid to him based on the financial results that are materially restated downward. In Fiscal Year 2010, Mr. García received a discretionary bonus of $50,000. Mr. Garcia’s bonus was determined by the Compensation Committee after a thorough review of the Company’s financial results for 2010, management’s recommendations and his handling of the Company’s finances, cash flow and expenses. The Compensation Committee commended his efforts to manage expenses and begin the process of refinancing the Company’s debt in 2012.
Securities. Mr. Garcia received equity grants in 2008, pursuant to the Employment Agreement. The Employment Agreement did not provide for equity grants in Fiscal Year 2010.
Benefits; Perquisites. Mr. García is entitled to receive executive health insurance benefits provided to all of our executives, such as life and long-term disability insurance for himself and health insurance for himself and his family. In addition, under the Employment Agreement Mr. García is entitled to certain perquisites, such as the use of an automobile, related car expenses and telecommunications services. On April 19, 2011, the Compensation Committee amended this automobile perquisite, Mr. Garcia is now entitled to an annual automobile allowance equal to $20,400.
Severance. Mr. García is entitled to receive severance benefits upon termination in certain circumstances. The severance benefits are described in “Potential Payments upon Termination or Change in Control” table below.
The Compensation Committee determined that Mr. Garcia’s compensation for Fiscal Year 2010 was fair and reasonable based on his individual performance and his unique contribution to our operational, financial and strategic results for Fiscal Year 2010 and that his compensation for the year was in line with the Company’s overall compensation objectives.
Frank Flores
The compensation of Mr. Flores, our former Chief Revenue Officer and General Manager of the New York market, in Fiscal Year 2010 was primarily determined by the amended and restated employment agreement we entered into with him on April 6, 2009 and effective April 1, 2009, (the “Flores Employment Agreement”). Mr. Flores resigned effective June 19, 2010.
Base Salary. Pursuant to the Flores Employment Agreement, Mr. Flores was entitled to receive an annual base salary of $250,000.
Bonus. Under the Flores Employment Agreement, Mr. Flores was entitled to (i) an annual New York consolidated station operating income performance bonus and (b) an annual radio consolidated station operating income performance bonus, based on achieving certain station operating income targets based upon the CEO’s recommendation and subject to the Compensation Committee’s approval. In Fiscal Year 2010, Mr. Flores did not receive a consolidated station operating income performance bonus as a result of his resignation.
Benefits; Perquisites. Mr. Flores was entitled to receive executive medical insurance benefits provided to all of our executives, such as life and long-term disability insurance for himself and health insurance for himself and his family.
Severance. Mr. Flores did not receive severance or any other post-termination benefits in connection with his resignation.
The Compensation Committee determined that Mr. Flores’ compensation for Fiscal Year 2010 was fair and reasonable based on his individual performance and contribution to our operational, financial and strategic results for Fiscal Year 2010 and that his compensation for the year would have been in line with its overall compensation objectives.

Marko Radlovic
The compensation of Mr. Radlovic, our Chief Operating Officer of the radio segment and General Manager of the Los Angeles radio market, in Fiscal Year 2010 was primarily determined by a letter agreement we entered into with him on July 19, 2010 (the “Letter Agreement”).
Base Salary. Pursuant to the Letter Agreement, Mr. Radlovic is entitled to receive an annual base salary of $275,000.
Bonus. Under the Letter Agreement, Mr. Radlovic is eligible to receive an annual performance bonus based on achieving certain performance targets for the Los Angeles radio market and the Company’s radio segment. In Fiscal Year 2010, Mr. Radlovic received a $72,273 discretionary performance bonus in his role as General Manager of the Los Angeles market for achieving certain targets of his station operating income performance budget.
Benefits; Perquisites. Mr. Radlovic is entitled to receive executive medical insurance benefits provided to all of our executives, such as life and long-term disability insurance for himself and health insurance for himself and his family. In addition, Mr. Radlovic is entitled to certain perquisites, including a monthly automobile allowance.
Severance. Mr. Radlovic is entitled to receive severance benefits upon termination in certain circumstances. The severance benefits are described in “Potential Payments upon Termination or Change in Control” table below.
The Compensation Committee determined that Mr. Radlovic’s compensation for Fiscal Year 2010 was fair and reasonable based on his individual performance and contribution to our operational, financial and strategic results for Fiscal Year 2010 and that his compensation for the year was in line with the Company’s overall compensation objectives.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2010
The following table summarizes equity awards outstanding as of December 31, 2010 for each of our named executive officers. The closing price of our Class A common stock on December 31, 2010 was $0.72.

	Option Awards				Stock Awards
	Number of	Number of			Number of		Market Value
	Securities	Securities			Shares or		of Shares or
	Underlying	Underlying			Units of		Units of
	Unexercised	Unexercised	Option		Stock That		Stock That
	Options	Options	Exercise	Option	Have Not		Have Not
	Exercisable	Unexercisable	Price	Expiration	Vested		Vested
Name	(#)	(#)	($)	Date (a)	(#)		($)
Raul Alarcon, Jr.	100,000	—	$7.77	10/27/2011	—		—
	100,000	—	$6.13	10/27/2012	—		—
	100,000	—	$8.69	10/25/2013	—		—
	100,000	—	$9.98	10/27/2014	—		—
	100,000	—	$6.27	10/25/2015	—		—
	100,000	—	$4.79	10/27/2016	—		—
	100,000	—	$2.62	10/27/2017	—		—
	100,000	—	$0.20	10/27/2018	—		—
	100,000	—	$0.73	10/27/2019	—		—
	100,000	—	$0.77	10/27/2020	—		—
					30,000	(b)	21,600

Joseph A. Garcia	150,000	—	$9.10	1/16/2012	—		—
	50,000	—	$11.78	1/21/2014	—		—
	25,000	—	$10.79	3/7/2015	—		—
	125,000	—	$0.45	9/3/2018	—		—

Marko Radlovic	20,000	—	$9.20	8/30/2011	—		—
	15,000	—	$9.10	1/16/2012	—		—
	90,000	—	$9.44	11/6/2013	—		—
	62,500	—	$10.10	11/3/2014	—		—
	25,000	—	$8.50	7/21/2015	—		—
	62,500	—	$5.08	11/23/2015	—		—

(a)	The expiration date of each option occurs 10 years after the stock option grant date. If a NEO is terminated, the stock options will expire based on the plan’s terms.

(b)	Restricted stock vested on January 1, 2011.

Elements of Post-Termination Compensation
We do not have a practice of providing retirement benefits, including any supplemental executive retirement plans, to our NEOs. Our NEOs have entered into employment agreements with us in which these agreements each contain certain post-termination compensation, such as severance payments or change-in-control provisions. In addition, we retain the discretion to utilize the offer of severance and/or change-in-control protection as an incentive in hiring our NEOs.
Pension Benefits
We do not provide pension arrangements or post-retirement health coverage for our executives or employees. Our executive officers are eligible to participate in our 401(k) contributory defined contribution plan.
Nonqualified Deferred Compensation
We do not provide any nonqualified defined contribution or other deferred compensation plans.
Potential Payments upon Termination or Change in Control
In accordance with the rules of the SEC, the following table presents our estimate of amounts payable to the NEOs, under our 1999 Stock Option Plan, Omnibus Plan and their employment agreements, assuming that each of the indicated triggering events discussed in the table below occurred on December 31, 2010, and the equity awards under the 1999 Stock Option Plan and Omnibus Plan were neither assumed by a successor corporation nor replaced with a cash retention program.

The following table describes and quantifies the benefits and compensation to which the NEOs would have been entitled to under their employment agreements and other existing plans and arrangements if their employment had terminated on December 31, 2010, based on their compensation and services on that date. The amounts shown on the table do not include payments and benefits available generally to salaried employees upon termination of employment, such as accrued vacation pay, distribution from the 401(k) plan, or any death, disability or health benefits available under broad-based employee plans. Post-termination benefits vary by executive and type of termination.
Potential Payments Upon Termination or Change of Control

					Value of	Value of
	Severance		Severance		Stock	Option	Other
	(Salary)		(Bonus)		Acceleration	Acceleration	Benefits		Total
Name	($)		($)		($)	($)	($)		($)
Raúl Alarcón, Jr.
Without Cause	917,808	(a)	—		—	—	31,866	(b)	949,674
With Cause	458,904	(c)	—		—	—	—		458,904
Death	917,808	(a)	—		—	—	18,858	(b)	936,666
Disability	917,808	(a)	—		—	—	31,866	(b)	949,674
Joseph A. García
Death or Disability	1,050,000	(d)	—		—	—	—		1,050,000
Prior to a Change of Control: Without Cause /With Good Reason/Non-Renewal by Company	1,050,000	(e)	—		—	—	27,866	(f)	1,077,866

Prior to the Second Anniversary of a Change of Control: Without Cause /With Good Reason/Non-Renewal by Company	1,050,000	(g)	100,000	(g)	—	—	27,866	(f)	1,177,866
Marko Radlovic
Without Cause	47,596	(h)	—		—	—	—		47,596

(a)	Represents the aggregate base salary payments which the executive would have received during the employment term if such termination had not occurred.

(b)	Represents the aggregate value of the continuation of the executive’s health and life insurance benefits for up to the employment term.

(c)	Represents 50% of the aggregate base salary payments which the executive would have received during the employment term if such termination had not occurred.

(d)	Represents two times the aggregate base salary payments which the executive would have received during a one-year period, provided we receive a release in a form acceptable to us.

(e)	Represents the aggregate base salary payments of the greater of the remainder of the term or 24 months, which the executive would have received if such termination had not occurred, provided we receive a release in a form acceptable to us.

(f)	Represents the aggregate value of the continuation of executive health insurance benefits for up to 12 months after such date of termination.

(g)	Represents two times the aggregate base salary and bonus payments which the executive would have received during a one-year period, provided we receive a release in a form acceptable to us.

(h)	At December 31, 2010, employment was “at-will.” In the event that the employment is terminated without cause, in exchange for a release in a form acceptable to us, Mr. Radlovic shall receive one week severance of his then annual base salary for every year served.
While we believe that the amounts shown above and the assumptions upon which they are based provide reasonable estimates of the amounts that would have been due to the NEOs in the event that any of the circumstances described above had occurred on December 31, 2010, the actual amounts due to the NEOs upon a triggering event will depend upon the actual circumstances and the employment agreements.
Change of Control Triggering Event
A change of control for purposes of Mr. García’s employment agreement is a change of control as defined under the Omnibus Plan. Pursuant to the Omnibus Plan, a change of control means a change in the ownership of the voting power or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A of the Internal Revenue Code.

Non-Competition Provision
Mr. García has agreed that during his employment term and for a period of twelve months thereafter, he would not engage in certain competitive activities with us, including solicitation of employees or customers and interference with the relationship between us and any such person. In addition, he has also agreed to maintain the confidentiality of certain proprietary information during the term of his employment and thereafter.
Overview of Director Compensation and Procedures
The Compensation Committee may review the level of compensation of our non-employee directors periodically. Directors who are also our employees do not receive cash or equity compensation for service on the Board or any committee thereof. To determine how appropriate the current level of compensation for our non-employee directors is, SBS has historically obtained data from a number of different sources including:
•	publicly available data describing director compensation in peer companies;

•	survey data collected by our human resources department; and

•	information obtained from other companies.
Director Compensation
The annual fees paid to non-employee directors are $25,000 for service on the Board; $25,000 for service on the Audit Committee; and $25,000 for service on the Compensation Committee. All directors are reimbursed for the out-of-pocket expenses they incur in connection with their service. Our non-employee directors are also eligible to receive stock options under our Omnibus Plan.
2010 DIRECTOR COMPENSATION
The following table summarizes total compensation earned by each non-employee director during Fiscal Year 2010.

	Fees Earned
	or Paid in			All Other
	Cash	Option Awards		Compensation		Total
Name (a)	($)	($)		($)		($)
Manuel E. Machado (b)	37,500	75,015	(c)	—		112,515
Jose Antonio Villamil (b)	75,000	—		—		75,000
Mitchell Yelen (b)	75,000	—		—		75,000
Jason Shrinsky (b)	25,000	—		50,000	(d)	75,000

(a)	Raúl Alarcón, Jr. and Joseph A. García are omitted from this table because they did not receive any additional compensation for service as a director.

(b)	The following are the aggregate number of option awards outstanding as of December 31, 2010 for each of our non-employee directors. The expiration date of each option occurs 10 years after the stock option grant date.

	Number of Options	Number of Options	Option Exercise	Grant Date Fair	Option Expiration
Director	Outstanding	Exercisable	Price	Value per Share	Date
Manuel E. Machado	50,000	10,000	$1.79	$1.50	6/03/2020
Jose Antonio Villamil	50,000	50,000	$9.33	$6.83	6/30/2014
Mitchell Yelen	50,000	40,000	$2.58	$1.65	9/28/2017
Jason Shrinsky	50,000	50,000	$10.79	$6.71	3/7/2015

(c)	Mr. Machado received an option grant in connection with his appointment to the Board of Directors in June 2010. This amount represents the aggregate grant date fair value computed in accordance with FASB Topic ASC 718 (“ASC 718”). See Note 10(c) to the Notes to Consolidated Financial Statements, included in Part IV, Item 15 of our 2010 Annual Report on Form 10-K, for a discussion of the assumptions used to value equity-based compensation.

(d)	On March 16, 2009, we entered into a consulting agreement effective April 1, 2009, with Mr. Shrinsky. The term of the agreement is through December 31, 2011 and may be renewed at our option on or before December 31st of each succeeding year. Under the terms of the consulting agreement, he is paid a retainer of $50,000 per year to advise us with respect to various business matters.

Stock Option Plan for Non-Employee Directors
We adopted a separate option plan for our non-employee directors, but this plan terminated on September 26, 2009. The terms of this plan provided that the Board had the discretion to grant stock options to any non-employee director. An aggregate of 300,000 shares of Class A common stock were reserved for issuance under this option plan. The plan was administered by the Board. Although the plan has terminated, the expiration of each option granted occurs 10 years after the stock option grant date.
Under the plan, any non-exercisable options will immediately vest and become exercisable upon a change in control of the Company. If a non-employee director ceases to be a member of the Board due to death, retirement or disability, all his unvested options will terminate immediately and all his exercisable options on such date will remain exercisable based on the plan terms. If a non-employee director’s service as a director is terminated for any reason other than the preceding, all his unvested options will terminate immediately and all his exercisable options on such date will remain exercisable for thirty days.
2006 Omnibus Equity Compensation Plan
On July 18, 2006, our stockholders approved the Omnibus Plan. The Board previously approved the Omnibus Plan at a meeting held on May 3, 2006, which was subject to stockholder approval. An aggregate of 3,500,000 shares of Class A common stock have been reserved for issuance under this plan.
Stockholder approval of the Omnibus Plan allows (i) the compensation attributable to grants under the Omnibus Plan to meet an exception to the $1,000,000 deduction limit under Section 162(m) of the Code, (ii) incentive stock options issued under the Omnibus Plan to meet the requirements of the Code, and (iii) the Omnibus Plan to meet the Nasdaq Stock Market listing requirements.
The Omnibus Plan provides that grants may be made to participants of any of the following: (i) incentive stock options, (ii) nonqualified stock options, (iii) stock appreciation rights (“SARs”), (iv) stock units, (v) stock awards, (vi) dividend equivalents, and (vii) other stock-based awards. All employees, members of the Board, and all non-employee directors are eligible to participate. The Compensation Committee approves those individuals who will participate in the Omnibus Plan.
Limitations on Directors’ and Officers’ Liability
Our third amended and restated certificate of incorporation has a provision which limits the liability of directors to us to the maximum extent permitted by Delaware law. The third amended and restated certificate of incorporation specifies that our directors will not be personally liable for monetary damages for breach of fiduciary duty as a director. This limitation does not apply to actions by a director or officer that do not meet the standards of conduct which make it permissible under the Delaware General Corporation Law for SBS to indemnify directors or officers.
Our amended and restated by-laws provide for indemnification of directors and officers (and others) in the manner, under the circumstances and to the fullest extent permitted by the Delaware General Corporation Law, which generally authorizes indemnification as to all expenses incurred or imposed as a result of actions, suits or proceedings if the indemnified parties acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of SBS. Each director has entered into an indemnification agreement with us that provides for indemnification to the fullest extent provided by law. We believe that these provisions are necessary or useful to attract and retain qualified persons as directors and officers. We currently have directors’ and officers’ liability insurance that provides for coverage of up to $20.0 million.
On November 28, 2001, a complaint was filed against us in the United States District Court for the Southern District of New York (the “Southern District of New York”) and was amended on April 19, 2002. The amended complaint alleges that the named plaintiff, Mitchell Wolf, purchased shares of our Class A common stock pursuant to the October 27, 1999 prospectus and registration statement relating to our initial public offering, which closed on November 2, 1999 (the “IPO”). The complaint was brought on behalf of Mr. Wolf and an alleged class of similarly situated purchasers against us, eight underwriters and/or their successors-in-interest who led or otherwise participated in our IPO, two members of our senior management team, one of whom is the Chairman of our Board of Directors, and an additional director (collectively, the “Individual Defendants”). The complaint was never served upon the Individual Defendants.

This case is one of more than 300 similar cases brought by similar counsel against more than 300 issuers, 40 underwriters and 1,000 individual defendants alleging, in general, violations of federal securities laws in connection with initial public offerings, in particular, failing to disclose that the underwriters allegedly solicited and received additional, excessive and undisclosed commissions from certain investors in exchange for which they allocated to those investors material portions of the restricted shares issued in connection with each offering. All of these cases, including the one involving us, have been assigned for consolidated pretrial purposes to one judge of the Southern District of New York. The issuer defendants in the consolidated cases (collectively, the “Issuer Defendants”) filed motions to dismiss the consolidated cases. These motions to dismiss covered issues common among all Issuer Defendants and issues common among all underwriter defendants (collectively, the “Underwriter Defendants”) in the consolidated cases. As a result of these motions, the Individual Defendants were dismissed from one of the claims against them, specifically the Section 10b-5 claim. On September 21, 2007, Kaye Scholer LLP, on behalf of the Individual Defendants, executed a tolling agreement with plaintiffs providing for the dismissal without prejudice of all claims against the Individual Defendants upon the provision to plaintiffs of documentation showing that SBS has entity coverage for the period in question. Documentation of such coverage was subsequently provided to plaintiffs on December 19, 2007.
On October 13, 2004, the Southern District of New York granted plaintiffs’ motion for class certification in six “focus cases” out of the more than 300 consolidated class actions. The Company was not named in any of the six “focus cases.” On August 31, 2005, the Southern District of New York issued an order of preliminary approval of a settlement proposal among the investors in the plaintiff class, the Issuer Defendants (including us) and the Issuer Defendants’ insurance carriers (the “Issuers Settlement”). The principal components of the Issuers Settlement were: (1) a release of all claims against the Issuer Defendants and their directors, officers and certain other related parties arising out of the alleged wrongful conduct in the amended complaint; (2) the assignment to the plaintiffs of certain of the Issuer Defendants’ potential claims against the Underwriters; and (3) a guarantee by the insurers to the plaintiffs of the difference between $1.0 billion and any lesser amount recovered by the plaintiffs from the Underwriter Defendants. The payments were to be charged to each Issuer Defendant’s insurance policy on a pro rata basis. The plaintiffs appealed the Issuers Settlement to the United States Court of Appeals for the Second Circuit (the “Second Circuit”).
On December 5, 2006, the Second Circuit reversed the order, holding that plaintiffs could not satisfy the predominance requirement for a Federal Rule of Civil Procedure 23(b)(3) class action. On June 25, 2007, in light of the Second Circuit’s reversal of the class certification order and its subsequent denial of plaintiffs’ petition for a rehearing or rehearing en banc, the Southern District of New York entered a stipulation between plaintiffs and the Issuer Defendants, terminating the proposed Issuers Settlement which the Southern District of New York had preliminarily approved on August 31, 2005.
On August 14, 2007, plaintiffs filed amended complaints in the six “focus cases” and amended master allegations in the consolidated actions. On November 13, 2007, the Underwriter Defendants and Issuer Defendants moved to dismiss the amended complaints in the six “focus cases.” On March 26, 2008, the Southern District of New York granted in part the motion as to a subset of plaintiffs’ Section 11 claims (alleging civil liabilities on account of false registration statements), but denied the motion as to plaintiffs’ other claims.
On September 27, 2007, plaintiffs filed a renewed motion for class certification with respect to the six focus cases, based on newly proposed class definitions. On October 10, 2008, at plaintiffs’ request, the Southern District of New York ordered the withdrawal without prejudice of plaintiffs’ renewed motion, which had been fully briefed and was sub judice.
On January 7, 2008, the Underwriter Defendants filed a motion (in which the Issuer Defendants joined) to strike class allegations in 26 of the consolidated cases, including the case against the Company, on the ground that plaintiffs lacked a putative class representative in those cases at the time of their May 30, 2007 oral motion. On May 13, 2008, the Southern District of New York issued an order granting the motion in part and striking certain of the class allegations relating to the Section 10b-5 claims in 8 of the 26 actions, including the Section 10b-5 claim against SBS. The order also requires plaintiffs to make certain disclosures with respect to the putative class representatives in the remaining 18 actions. Once the disclosures are filed, the Underwriter Defendants and the Issuer Defendants may seek clarification of the Southern District of New York’s May 13, 2008 order with respect to the status of the remaining 10b-5-related class allegations in the other 8 actions, including the SBS action, as well as the status of the Section 11-related class allegations.
On June 11, 2009, pursuant to a motion filed on April 2, 2009, the Southern District of New York issued a preliminary order of approval of a settlement of all of the consolidated cases, including the case against SBS. On September 19, 2009, the Southern District of New York conducted a hearing regarding the final approval of the settlement of all consolidated cases and, on October 5, 2009, issued an opinion finally approving the settlement. The settlement, which is subject to appeal, will result in a release of all claims against the Underwriter Defendants and the Issuer Defendants, and their officers and directors, in exchange for an aggregate sum of approximately $600 million (the “Settlement Amount”) to be paid into a settlement fund for the benefit of the class plaintiffs. The Company’s and the Individual Defendants’ share of the Settlement Amount would be fully funded by insurance.

On October 23, 2009, several objecting members of the class (the “Objectors”) filed a petition for leave in the Second Circuit to appeal the Southern District of New York’s class definition for purposes of the October 5, 2009 settlement (the “Objectors’ petition”). Several Objectors have also filed notices of appeal in the Second Circuit from the Southern District of New York’s order approving the settlement. On October 29, 2009 plaintiffs filed an answer in opposition to the Objectors’ petition. On November 2, 2009, the Underwriter Defendants filed a response to the Objectors petition, taking no position on the petition, but noting that the classes were approved for settlement purposes only and reserving the right to oppose class certification in the event the settlement is not finally approved. The Issuer Defendants have not taken a position on the appeals.
On October 7, 2010, all but two of the Objectors entered into a stipulation with plaintiffs withdrawing their appeals with prejudice. The two remaining Objectors have since submitted briefs to the Second Circuit in support of their appeals. On December 8, 2010, plaintiffs moved to dismiss with prejudice one of the remaining Objectors’ appeals based on alleged violations of the Second Circuit’s rules. The motion is fully briefed and is sub judice. The deadline for filing answering briefs regarding the remaining Objectors’ appeals is stayed pending determination of the motion to dismiss.
Equity Compensation Plan Information
The following table sets forth, as of December 31, 2010, the number of securities outstanding under our equity compensation plans, the weighted average exercise price of such securities and the number of securities available for grant under these plans:
Equity Compensation Plan Information
As of December 31, 2010

	Number of Shares
	to be Issued	Weighted-Average	Number of Securities
	Upon	Exercise	Remaining Available
	Exercise of	Price of	for Future Issuance
	Outstanding	Outstanding	Under Equity
	Options,	Options,	Compensation Plans
	Warrants	Warrants	(excluding
Plan Category	and Rights	and Rights	Column (a))
Equity Compensation Plans Approved by Stockholders:
2006 Omnibus Equity Compensation Plan	280,000	$0.86	2,958,000
1999 Stock Option Plan	1,517,900	$6.55	—
Non-Employee Directors Stock Option Plan	150,000	$7.57	—

Total	1,947,900		2,958,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth information concerning the beneficial ownership of our Class A common stock and our Class B common stock as of April 11, 2011, by:
•	each person known by us to beneficially own more than 5% of any class of our common stock;

•	each director;

•	each executive officer named in the Summary Compensation Table (the “NEOs”); and

•	all named executive officers and directors as a group.
Unless indicated below, each stockholder listed had sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws, if applicable. As of the Record Date, there were 41,669,805 shares of Class A common stock and 23,403,500 shares of Class B common stock outstanding. In addition, as of the Record Date there were 380,000 shares of Series C convertible preferred stock, par value $.01 per share (“Series C preferred stock”), which are convertible into 7,600,000 shares of Class A common stock and vote on an as-converted basis with the common stock. Accordingly, in the percentage calculations in the table below, we treat the 7,600,000 shares of Class A common stock (into which the Series C preferred stock is convertible) as outstanding.

	Class A Shares		Class B Shares		Percent of	Percent of
		Percent of		Percent of	Total	Total
	Number of	Class A	Number of	Class B	Economic	Voting
Name and Address(1)(2)	Shares	Shares	Shares	Shares	Interest	Power

Raúl Alarcón, Jr.(3)	1,162,000	2.3%	23,400,000	100.0%	33.3%	82.7%

Joseph A. García(4)	500,000	1.0%	—	*	*	*
Marko Radlovic(6)	275,000	*	—	*	*	*
Manuel E. Machado(6)	10,000	*	—	*	*	*
Mitchell A. Yelen(5)	45,000	*	—	*	*	*
Jose A. Villamil(6)	50,000	*	—	*	*	*
Jason L. Shrinsky(7)	65,000	*	—	*	*	*

All named executive officers and directors as a group(8)	2,107,000	4.1%	23,400,000	100.0%	34.3%	82.8%

CBS Corporation(9)	7,600,000	15.4%	—	*	10.5%	2.7%
Columbia Wanger Asset Management, L.P.(10)	3,468,600	7.0%	—	*	4.8%	1.2%
Attiva Capital Partners, LTD(11)	3,190,246	6.5%	—	*	4.4%	1.1%
Beach Point Capital Management(12)	2,632,418	5.3%	—	*	3.6%	*

*	Indicates less than 1%.

(1)	The address of all directors and executive officers in this table, unless otherwise specified, is c/o Spanish Broadcasting System, Inc., 2601 South Bayshore Drive, PH 2, Coconut Grove, Florida 33133.

(2)	As used in this table, “beneficial ownership” means the sole or shared power to vote or direct the voting of a security, or the sole or shared power to dispose, or direct the disposition, of a security. A person is deemed as of any date to have beneficial ownership of any security that the person has the right to acquire within 60 days after that date, regardless if the security is in-the-money or not. For purposes of computing the percentage of outstanding shares held by each person named above, any security that the person has the right to acquire within 60 days of the date of calculation is deemed to be outstanding, but is not deemed to be outstanding for purposes of computing the percentage ownership of any other person.

(3)	Includes 1,000,000 shares of Class A common stock issuable upon the exercise and/or vesting of securities that the holder has the right to within sixty days of the date of this table. Also includes 1,070,000 shares of Class B common stock owned by Pablo Raúl Alarcón, Sr.’s estate. Raúl Alarcón, Jr. is the executor of the estate of Pablo Raúl Alarcón, Sr., and has the power to vote Mr. Alarcón Sr.’s shares.

(4)	Includes 350,000 shares of Class A common stock issuable upon the exercise and/or vesting of securities that the holder has the right to within sixty days of the date of this table.

(5)	Includes 40,000 shares of Class A common stock issuable upon the exercise and/or vesting of securities that the holder has the right to within sixty days of the date of this table.

(6)	Shares of Class A common stock beneficially owned by Messrs. Radlovic, Machado, and Villamil are issuable upon the exercise and/or vesting of securities that the holder has the right to within sixty days of the date of this table.

(7)	Includes 50,000 shares of Class A common stock issuable upon the exercise and/or vesting of securities that the holder has the right to within sixty days of the date of this table. Mr. Shrinsky holds these options for the benefit of the law firm, Kaye Scholer LLP. Mr. Shrinsky shares ownership of, and voting and investment power for, 15,000 shares of Class A common stock with his spouse.

(8)	Includes 1,775,000 shares of Class A common stock issuable upon the exercise and/or vesting of securities that the holder has the right to within sixty days of the date of this table.

(9)	Reflects ownership of Mr. Sumner M. Redstone, National Amusements, Inc. (“NAI”), NAIRI, Inc. (“NAIRI”), CBS Corporation (“CBS”), Westinghouse CBS Holding Company, Inc. (“W/CBS HCI”), CBS Broadcasting Inc. (“CBSBI”), CBS Radio Inc. (“CBS Radio”) and CBS Radio Media Corporation (“CRMC”) (collectively, the “Reporting Entities”) of 380,000 shares of our Series C Preferred Stock. Upon conversion, each of the shares of Series C Preferred Stock will convert into twenty fully paid and non-assessable shares of Class A Common Stock. Mr. Sumner M. Redstone, by virtue of his stock ownership in NAI, may be deemed to be the beneficial owner, with shared dispositive and voting power, of the Series C Preferred Stock held or controlled by the Reporting Entities. The address of the Reporting Entities and Mr. Redstone is c/o CBS Corporation, 51 West 52nd Street, New York, NY 10019. We obtained this information from a Schedule 13D/A filed by CBS Corporation on February 14, 2006. Nonetheless, the percentage which appears in this table may differ from the percentage disclosed in such filing.

(10)	Reflects the ownership of Columbia Wanger Asset Management, L.P. and Columbia Acorn Trust, a Massachusetts business trust that is advised by Columbia Wanger Asset Management, L.P. The address of Columbia Wanger Asset Management, L.P. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. Columbia Wanger Asset Management, L.P. has sole investment discretion and voting power with respect to all the shares. We obtained this information from a Schedule 13G/A filed by Columbia Wanger Asset Management, L.P. on February 11, 2011. Nonetheless, the percentage which appears in this table may differ from the percentage disclosed in such filing.

(11)	Includes 114,000 shares of Class A common stock held by Attiva Capital Partners, LTD (“Attiva”), 140,000 shares of Class A common stock held by Complejo Metalurgico de Cumana - Venezuela, 67,000 shares of Class A common stock held by David Tomasello and 2,869,246 shares of Class A common stock held by Antonio Tomasello. Antonio Tomasello is the father of David Tomasello, who is the managing member of Attiva and Chairman of Complejo Metalurgico de Cumana - Venezuela and, for the purposes of the reporting requirements of the Securities Exchange Act of 1934, may be deemed to be a beneficial owner of the shares held by that entity which represent 6.5% of the shares of Class A common stock outstanding. David Tomasello has sole voting power and shared dispositive power with respect to such securities. We obtained this information from a Schedule 13D filed August 7, 2009. The address for Attiva is 275 Madison Avenue, 4th floor, New York, New York 10016. Nonetheless, the percentage which appears in this table may differ from the percentage disclosed in such filing.

(12)	The address of Beach Point Capital Management LP is 1620 26th Street, Suite 6000N, Santa Monica, California 90404. Beach Point GP LLC is the general partner of Beach Point Capital Management LP and, for the purposes of the reporting requirements of the Securities Exchange Act of 1934, may be deemed to be a beneficial owner of the shares held by that entity which represent 5.3% of the shares of Class A common stock outstanding. Beach Point Capital Management LP has sole investment discretion and voting power with respect to all the shares. The shares are owned by various individual and institutional investors for which Beach Point Capital Management LP serves as an investment advisor. We obtained this information from a Schedule 13G/A filed by Beach Point Capital Management LP on January 21, 2011. Nonetheless, the percentage which appears in this table may differ from the percentage disclosed in such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of our equity securities (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of our securities with the SEC. Reporting Persons are required by the SEC to furnish us with copies of all Section 16(a) forms they file.
Based on the review of copies of such reports furnished to us and written representations that no other reports were required, we believe that, during Fiscal Year 2010, the Reporting Persons timely complied with all Section 16(a) filing requirements applicable to them, except that Mr. Yelen filed one late report with respect to one transaction that occurred prior to his appointment to the Board of Directors.

The following Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other SBS filing under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, except to the extent SBS specifically incorporates this report by reference therein.
AUDIT COMMITTEE REPORT
The purpose of the Audit Committee is to oversee the Company’s accounting and financial reporting processes and the financial statement audits and to review the effectiveness of internal controls. The Audit Committee’s responsibilities are described in a written charter adopted by the Board. Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon.
The Audit Committee has reviewed and discussed with management and KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm, our audited consolidated financial statements for Fiscal Year 2010. The Audit Committee has discussed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The Audit Committee has received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG the latter’s independence.
Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board the inclusion of the Company’s audited consolidated financial statements in SBS’ 2010 Annual Report on Form 10-K for Fiscal Year 2010 for filing with the SEC.
Respectfully submitted,
Audit Committee:
Mitchell A. Yelen
José A. Villamil
Manuel E. Machado

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our consolidated financial statements for Fiscal Year 2010 have been audited by KPMG, our Independent Registered Public Accounting Firm.
Audit and Audit-Related Fees, Tax Fees and All Other Fees
The following table sets forth the aggregate fees billed to us for professional audit services rendered by KPMG for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2010 and 2009, the review of the consolidated financial statements included in our quarterly reports on Form 10-Q for such periods and fees billed for other services rendered by KPMG for such periods. Fees include amounts related to the year indicated, which may differ from amounts billed.

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2010	December 31, 2009
	($ in thousands)
Annual audit fees(1)	$690	$620
Audit related fees(2)	20	24
Tax fees(3)	265	350
All other fees(4)	—	—

Total fees for services	$976	$994

(1)	Annual audit fees for the audit of the consolidated financial statements included in the Company’s Annual Report on Form 10-K and the review of the interim condensed consolidated financial statements included in the Company’s quarterly reports on Form 10-Q. This category also includes fees for statutory audits required by the Puerto Rico tax authorities, consents, review of registration statements and other documents filed with the SEC, and accounting consultations.

(2)	Audit related fees are the fees for the financial statement audit of the Company’s employee benefit plan.

(3)	Tax fees are the fees for professional services rendered for tax compliance, tax advice, and tax planning for the Company’s U.S. and Puerto Rico entities.

(4)	All other fees are the fees for services other than those in the above three categories.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm
In accordance with the Audit Committee Charter, the Audit Committee is responsible for appointing and overseeing the work of the Independent Registered Public Accounting Firm. The Audit Committee has not established or adopted pre-approval policies and procedures for the pre-approval of all audit and permissible non-audit services provided by the Independent Registered Public Accounting Firm. The Audit Committee may, however, adopt pre-approval policies and procedures in the future if it deems pre-approval policies and procedures to be appropriate for us. The Audit Committee did not rely upon the exception to the pre-approval requirements provided in 17 C.F.R 210.2-01(c)(7)(i)(c). The Audit Committee provided its prior approval for all audit and non-audit related services reflected in the above table. The Audit Committee reviewed the provision of all non-audit services by the Independent Registered Public Accounting Firm and concluded that the provision of these services was compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

Before engaging the Independent Registered Public Accounting Firm for the Fiscal Year 2011 audit, the Independent Registered Public Accounting Firm submitted to the Audit Committee for approval a detailed description of services it expected to render to the Company during that year for each of the following categories of services:
•	Audit services include audit work performed in the preparation of the consolidated financial statements, as well as work that generally only the Independent Registered Public Accounting Firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

•	Audit related services are for assurance and related services that are traditionally performed by the Independent Registered Public Accounting Firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

•	Tax services include all services performed by the Independent Registered Public Accounting Firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

•	Other services are those services not captured in the other categories.
Before engagement, the Audit Committee pre-approved these services by category of service. The fees are budgeted and the Audit Committee requires the Independent Registered Public Accounting Firm to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the Independent Registered Public Accounting Firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the Independent Registered Public Accounting Firm.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Approval Policies and Procedures
In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms and conditions of all related party transactions in accordance with the Nasdaq Listing Rules. Our Audit Committee also reviews and approves our proxy statement and the information contained therein. In determining whether to approve or ratify a related party transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available from an unrelated person under the same or similar circumstances, and the extent of the related person’s interest in the transaction. An Audit Committee member cannot participate in any approval or ratification of a related party transaction in which such member is a related person, other than to provide all material information regarding the transaction to the Audit Committee.
Related Party Transactions
During fiscal years 2010 and 2009, we paid CBS Radio, Inc. various payments totaling approximately $0.3 million per year, respectively, pursuant to a lease for tower and antenna space.
In June 1992, Spanish Broadcasting System of Florida, Inc., one of our subsidiaries, entered into a 20-year lease with Mr. Alarcón, Sr., our late Chairman Emeritus and Mr. Alarcón, Jr., our Chairman of the Board, CEO and President, for a building which provides for a base monthly rent of $9,000. The lease is cancellable by the lessors upon sixty days’ notice to us, except during the months of November through May. Effective June 1, 1998, the lease for this building was assigned to SBS Realty Corp., a realty management company owned by Messrs. Alarcón, Sr. and Alarcón, Jr. This building is currently vacant. During fiscal years 2010 and 2009, we paid SBS Realty Corp. aggregate amounts of approximately $0.1 million per year, respectively.
Our corporate headquarters are located in office space previously owned by Irradio Holdings Ltd., a Florida limited partnership, for which the general partner is Irradio Investments, Inc., a Florida subchapter S corporation, wholly owned by our CEO. In January 2011, Irradio Holdings sold the leased space to Agave Acquisitions, LLC and transferred all of its rights and obligations; therefore, eliminating the related party transaction. The lease term of the office space is through April 30, 2015, with the option to renew all or some of the existing office space for an additional five years. During fiscal years 2010 and 2009, we paid Irradio Holdings Ltd. an aggregate amount of approximately $2.5 million, in rent and related expenses. Additionally, during fiscal years 2010 and 2009, the Company subleased certain of its existing office space to subtenants to reduce expenses. In Fiscal Year 2011, we estimate paying an annual rent of approximately $2.0 million for all the space leased under the lease, which will be offset by rent income of approximately $1.0 million.
On January 1, 2008, we entered into a local marketing agreement with South Broadcasting System, Inc., a company owned by the estate of Mr. Alarcón, Sr., our late Chairman Emeritus. Mr. Alarcón, Jr., our Chairman of the Board, CEO and President, is the executor and one of the beneficiaries of the estate. Pursuant to the local marketing agreement, we are permitted to broadcast our Mexican Regional programming on radio station 106.3 FM (the “LMA Station”). We are required to pay the operating costs of the LMA Station and in exchange we retain all revenues from the sale of the advertising within the programming we provide. Under the terms of the local marketing agreement, we have the right of first negotiation and the right of first refusal to match a competing offer. However, after the first anniversary of the effective date, if we do not agree to match the terms of the competing offer within the ten (10) business day period or fail to notify South Broadcasting of our intent to match the competing offer, then South Broadcasting has the right to accept such offer, provided South Broadcasting pays us the early termination fee equal to the lesser of 5% of the aggregate purchase price of the LMA Station or $1.0 million. The local marketing agreement terminated on its terms on December 31, 2008, after which we continued to operate the LMA Station on the same financial terms on a month to month basis. On May 8, 2009, the local marketing agreement was renewed for three years and will terminate on its terms on December 31, 2011.
On March 16, 2009, we entered into a consulting agreement effective April 1, 2009, with Mr. Shrinsky, one of our Board members. The term of the agreement is through December 31, 2011 and may be renewed at our option on or before December 31st of each succeeding year. Under the terms of the consulting agreement, he is paid a retainer of $50,000 per year to advise us with respect to various business matters. We paid a retainer of $50,000 during fiscal year 2010 and 2009.
Certain Relationships
Eric García, the son of Mr. García, our CFO, is employed by us as a sales executive for our New York radio stations. Based on commissions earned during the fiscal years 2010 and 2009, he was paid $183,845 and $211,032, respectively.
See “Security Ownership of Certain Beneficial Owners and Management.”

PROPOSAL 1
ELECTION OF DIRECTORS
At the Annual Meeting, stockholders will be asked to elect Raúl Alarcón, Jr., Joseph A. García, José A. Villamil, Mitchell A. Yelen, Manuel E. Machado and Jason L. Shrinsky, each of whom currently serves as a member of the Board, to the Board of Directors until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or retirement.
If you submit your proxy via the Internet, by telephone or by mail, your shares will be voted for the election of the six nominees recommended by the Board of Directors, unless you mark the proxy in such a manner as to withhold authority to vote. The named proxies will vote all shares represented by proxy for the nominees for these vacancies, except to the extent authority to do so is withheld. Stockholders may withhold authority from the named proxies to vote for the entire slate of directors as nominated or may withhold the authority to vote for any individual nominee by marking the box under the “WITHHOLD” column adjacent to the name(s) of the appropriate director(s) via the Internet or on the attached proxy card, or by indicating by telephone that authority is withheld. Withholding authority to vote for one or more of the nominees will result in those nominees receiving fewer votes. If any nominee for any reason is or becomes unable or unwilling to serve, all shares represented by proxy will be voted at the Annual Meeting by the named proxies for the person, if any, as shall be designated by the Board of Directors to replace the nominee. Please see “Shares Held with a Broker, Bank, Trustee or Other Nominee” for information on how your shares will be voted in the absence of your instructions if you hold shares through a bank, broker or other nominee. Each nominee has agreed to serve as a director if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable to serve as a director.
Vote Required
To be elected as a director at the Annual Meeting, each candidate for election must receive a majority of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting.
Recommendation of the Board of Directors:
THE BOARD UNANIMOUSLY RECOMMENDS THAT EACH HOLDER OF CLASS A COMMON STOCK AND EACH HOLDER OF CLASS B COMMON STOCK VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED BELOW.
•	Raúl Alarcón, Jr.
•	Joseph A. García
•	José A. Villamil
•	Mitchell A. Yelen
•	Manuel E. Machado
•	Jason L. Shrinsky

PROPOSAL 2
APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
General
Our Board of Directors has approved, and is hereby soliciting stockholder approval of an amendment to our certificate of incorporation to effect a reverse stock split of our Class A common stock and Class B common stock at a specific ratio to be determined by the Board of Directors in its sole discretion of not less than one-for-five and not more than one-for-ten (the “Reverse Split Ratio”) substantially in the form set forth in Appendix A to this proxy statement (the “Reverse Stock Split Amendment”). A vote in favor of this Proposal 2 will constitute approval of the Reverse Stock Split Amendment providing for the combination of any whole number of shares of common stock between and including five and ten into one share of common stock and will grant our Board of Directors the authority to select any exchange ratio within that range to be implemented. If stockholders approve this proposal, our Board of Directors will have the authority, but not the obligation, in its sole discretion and without further action on the part of the stockholders, to select one of the approved reverse stock split ratios and effect the approved reverse stock split by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware at any time after the approval of the Reverse Stock Split Amendment. If the Reverse Stock Split Amendment has not been filed with the Secretary of State of the State of Delaware by June 9, 2011, the Board of Directors will abandon the Reverse Stock Split Amendment. If the reverse stock split is implemented, the Reverse Stock Split Amendment would not change the par value of a share of our common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately prior to the reverse stock split as such stockholder held immediately prior to the reverse stock split. Our Board of Directors believes that stockholder approval of an exchange ratio range (rather than an exact exchange ratio) provides the Board of Directors with maximum flexibility to achieve the purposes of the reverse stock split. If the stockholders approve Proposal 2, the reverse stock split will be effected, if at all, only upon a determination by the Board of Directors that the reverse stock split is in the Company’s and the stockholders’ best interests at that time. In connection with any determination to effect the reverse stock split, the Board of Directors will set the time for such a split and select a specific ratio within the range. These determinations will be made by the Board of Directors with the intention to create the greatest marketability for our common stock based upon prevailing market conditions at that time. The Board of Directors reserves its right to elect to abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company and its stockholders.
Reasons For The Reverse Stock Split
Nasdaq Compliance
Our Class A common stock is currently listed on the Nasdaq Global Market under the symbol “SBSA.” Our Board of Directors authorized the reverse stock split of our Class A common stock and Class B common stock with the primary intent of increasing the per share trading price of our Class A common stock so that we may regain compliance with the $1.00 minimum bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1). The Company has no plans, commitments, arrangements, understandings or agreements to issue any shares of Class A common stock or Class B common stock made available because of the reverse stock split.
As we initially announced on October 18, 2010, we received a notice from Nasdaq on October 12, 2010 indicating that we failed to comply with the minimum bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) for continued listing of our common stock on the Nasdaq Global Market because the bid price of our common stock closed under $1.00 per share for 30 consecutive business days. The notice also stated that, in accordance with Nasdaq Listing Rule 5810(c)(3)(A), we would be provided 180 calendar days, or until April 11, 2011, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of our common stock had to remain at or above $1.00 per share for a minimum of 10 consecutive trading days prior to the market close on April 11, 2011.
We did not regain compliance with the $1.00 minimum bid price requirement by April 11, 2011. Accordingly, on April 12, 2011, we received written notification from Nasdaq (the “Staff Determination”) that unless we requested a hearing before the Nasdaq Listing Qualifications Panel (the “Panel”) on or before 4:00 p.m. Eastern Time on April 19, 2011, our Class A common stock would be delisted from The Nasdaq Global Market at the opening of business on April 21, 2011.
On April 15, 2011, we requested a hearing before the Panel to appeal the Staff Determination in order to present our plan to address the minimum bid price deficiency (the “Appeal”). A hearing is scheduled on May 12, 2011. At the hearing, we will provide Nasdaq with a specific plan of how we intended to regain compliance with the minimum bid price deficiency, including a time frame for completion of such plan. We will include in that plan a proposed reverse stock split to increase the per share trading price of our Class A common stock if our stock price did not meet the minimum bid requirements.

Investor Interest
We also believe that the reverse stock split should make our Class A common stock more attractive to institutional and other investors, as the current market price of our Class A common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. In addition, many institutional investors may be prohibited from purchasing stocks below certain minimum price levels. For the same reason, brokers may be reluctant to recommend lower-price stocks to their clients, or may discourage their clients from purchasing such stocks. Other investors may be dissuaded from purchasing lower-price stocks because the commission, as a percentage of the total transaction, tends to be higher for such stocks. To the extent that the price per share of our Class A common stock remains at a higher per share price as a result of the reverse stock split, some of these concerns may be ameliorated.
Fees
The reverse stock split would also reduce certain of our costs, such as the Nasdaq listing fees.
Accordingly, for the foregoing reasons, the Company believes that effecting the reverse stock split would be in the Company’s and our stockholders’ best interests.
Certain Risks Associated with the Reverse Stock Split
In theory, an up to 1-for-10 reverse stock split should cause the trading price of Class A common stock after the reverse stock split to be up to ten times what it would have been if the reverse stock split had not taken place, depending on the ratio selected by the Board, however, this may not necessarily be the case. Other factors, such as financial results, market conditions, and the market perception of our business may adversely affect the market price of our Class A common stock. In addition, the Company also considered other various negative factors associated with reverse stock splits including the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, the fact that the stock price of some companies that have implemented reverse stock splits has subsequently declined back to pre-reverse stock split levels, the adverse effect on liquidity that may be caused by a reduced number of shares outstanding, the potential concomitant downward pressure decreased liquidity could have on trading price, and the costs associated with implementing a reverse stock split. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above.
If the reverse stock split is effectuated, stockholders will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the reserve stock split divided by a number up to ten). While we expect that the reverse stock split will result in an increase in the per share price of our Class A common stock, the reverse stock split may not increase the per share price of our Class A common stock in proportion to the reduction in the number of shares of our Class A common stock outstanding. It also may not result in the permanent increase of the per share price, which depends on many factors. The history of similar reverse stock splits for companies in similar circumstances is varied.

The Proposed Reverse Stock Split Amendment
Pursuant to the Reverse Stock Split Amendment, a specified number of outstanding shares of Class A common stock and Class B common stock, not less than five and not to exceed ten, would be combined and would become one share of Class A common stock or one share of Class B common stock, respectively. The Board of Directors has the authority, but not the obligation, in its sole discretion, to select the exact ratio for the reverse stock split and implement the Reverse Split Ratio without further action on the part of stockholders. This was done in order to give the Board of Directors flexibility and allow it to consider various factors at the time of implementation of the Reverse Split Ratio, including prevailing market and economic conditions, the historical and projected performance of the Class A common stock and trading volumes, and the projected impact of the Reverse Split Ratio on trading liquidity, among other factors.
As of the Record Date, the Company had 41,669,805 shares of Class A common stock outstanding and 23,403,500 shares of Class B common stock outstanding. Based on the number of shares currently issued and outstanding, immediately following the reverse stock split and assuming a 1-for-10 split, the Company would have approximately 4,166,981 shares of Class A common stock outstanding and 2,340,350 shares of Class B common stock outstanding (although this estimate does not give effect to rounding for fractional shares). The total authorized shares of Class A common stock is 100,000,000 and the total authorized shares of Class B common stock is 50,000,000. The number of authorized shares and the par value of the Class A common stock and Class B common stock will not be changed in connection with the Reverse Stock Split Amendment. In addition, the split will not affect any Class A or Class B holder’s proportionate voting power (subject to the treatment of fractional shares), and all shares of Class A common stock and Class B common stock will remain fully paid and non-assessable.
The number of authorized shares of the Company’s Series C convertible preferred stock will not be affected in any way by the reverse stock split. If the reverse stock split is effected, the conversion ratio of the Series C convertible preferred stock into Class A common stock will be adjusted, using the same Reverse Split Ratio.
Fractional Shares
In lieu of issuing fractional shares as a result of the reverse stock split, the Company will round up to the nearest whole share in the event the stockholder would be entitled to receive less than one share of Class A common stock or Class B common stock.
Effective Date
The effective date of the reverse stock split (the “Effective Date”), if implemented by our Board of Directors, will be the date and time on which the Reverse Stock Split Amendment is accepted and recorded by the Delaware Secretary of State (subject to any specific future time and date of effectiveness stated therein) in accordance with Section 103 of the DGCL, which is anticipated to be on or about June 9, 2011.
If, at any time prior to the filing of the Reverse Stock Split Amendment, our Board of Directors, in its discretion, determines that the reverse stock split is no longer in our best interests or in the best interests of our stockholders, the reverse stock split may be abandoned, without any further action by our stockholders. If the trading price of our Class A common stock was to increase so that we were to regain compliance with the $1.00 minimum bid price requirement set forth in Nasdaq Listing Rule 5450(a)(1) prior to implementing the reverse stock split, it is unlikely that the Board of Directors would implement the reverse stock split.

Effects Of The Reverse Stock Split
General
If we determine to implement the reverse stock split, the principal result will be to proportionately decrease the number of outstanding shares of our Class A common stock and Class B common stock based on the Reverse Split Ratio. Our Class A common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of our Class A common stock under the Exchange Act or the listing of our Class A common stock on the Nasdaq Global Market. However, the CUSIP number of our Class A common stock will change as a result of the reverse stock split.
Proportionate voting rights and other rights of the holders of our Class A common stock and Class B common stock will not be affected by the reverse stock split, other than as a result of the rounding up for fractional shares as described above. For example, a holder of 2.0% of the voting power of the outstanding shares of our Class A common stock and Class B common stock immediately prior to the Effective Date will generally continue to hold 2.0% of the voting power of the outstanding shares of our Class A common stock and Class B common stock immediately after the reverse stock split. The number of stockholders of record will not be affected by the reverse stock split. If implemented, the reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of our Class A common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. We believe, however, that these potential negative effects are outweighed by the benefits of the reverse stock split.

Effect on Class B common stock
Raúl Alarcón, Jr. beneficially owns all 23,400,000 of the issued and outstanding shares of our Class B common stock, which are neither publicly traded nor listed on any exchange. Our third amended and restated certificate of incorporation provides that, in the case of any split of our Class A common stock, the shares of our Class B common stock will also be split so that the number of shares of our Class A common stock and Class B common stock outstanding immediately following such split will bear the same relationship to each other as that which existed immediately prior to such split. Accordingly, our Board of Directors authorized the reverse stock split of our Class B common stock on the same basis and at the same Reverse Split Ratio as the Class A common stock.
Effect on Series C convertible preferred stock
As of May 9, 2011, there were 380,000 shares of Series C convertible preferred stock, par value $.01 per share, issued and outstanding, which are convertible into 7,600,000 shares of Class A common stock. Every share of our Series C convertible preferred stock is convertible into 20 shares of Class A common stock. If the reverse stock split is effected, the conversion ratio of the Series C convertible preferred stock will be automatically proportionally adjusted, using the same Reverse Split Ratio, pursuant to the Certificate of Designation of the Series C convertible preferred stock. If a 1-for-10 reverse stock split ratio is used, the Series C convertible preferred stock will then be convertible into 760,000 shares of Class A common stock.
Effect On Our Stock Plan
As of May 9, 2011, there were approximately 1,911,700 outstanding stock options under our Stock Option Plan For Non-Employee Directors, Employee Incentive Stock Option Plan and Omnibus Equity Compensation Plan (the “Stock Plan”). If the reverse stock split is effected, the Company expects that the number of all outstanding equity awards will be proportionately adjusted by our Compensation Committee, using the Reverse Split Ratio, pursuant to its existing authority under the Stock Plan to do so. It is anticipated that the number of authorized shares under our Stock Plan will be adjusted and the exercise price for each stock option will be increased such that upon an exercise, the aggregate exercise price payable by the optionee to the Company would remain the same.
Accounting Matters
Pursuant to the reverse stock split, the par value of our Class A common stock and Class B common stock each will remain $0.0001 per share. As a result of the reverse stock split, on the Effective Date, the stated capital on our balance sheet attributable to our Class A common stock and Class B common stock, respectively, will be reduced proportionately based on the Reverse Split Ratio, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.
No Going Private Transaction
The Company currently has no intention to go private, and the reverse stock split is not intended to be the first step in a “going private transaction” and will not have the effect of a going private transaction under Rule 13e-3 of the Exchange Act.

Exchange of Stock Certificates
Broadridge Corporate Issuer Solutions, Inc., the Company’s transfer agent (the “Transfer Agent”), will act as exchange agent for purposes of implementing the exchange of stock certificates, and is sometimes referred to as the “exchange agent.” As soon as practicable after the Effective Time, a letter of transmittal will be sent to stockholders of record as of the Effective Time for purposes of surrendering to the exchange agent certificates representing pre-reverse stock split shares in exchange for certificates representing post-reverse stock split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the Effective Time, any certificates formerly representing pre-reverse stock split shares which are submitted for transfer whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse stock split shares. A stockholder will not be entitled to receive any dividends or distributions payable after the Effective Time until that stockholder surrenders and exchanges his or her certificates. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Street Name and Book-Entry Holders
Upon the reverse stock split, the Company intends to treat shares held by stockholders in “street name” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers and other nominees will be instructed to effect the reverse stock split for their beneficial holders. These brokers, banks and other nominees may have other procedures for processing the transaction, however, and stockholders holding in street name are encouraged to ask their brokers, banks or other nominees any questions they may have regarding such procedures.
Stockholders who hold some or all of their shares in electronic book-entry form with the Transfer Agent do not have certificates evidencing their ownership and need not take any action to receive their post-reverse stock split shares. Rather, a statement will be sent automatically to any such stockholder’s address of record indicating the effects of the transaction, including the number of shares of Class A common stock held following the reverse stock split.
No Appraisal Rights
Stockholders have no rights under Delaware law, our third amended and restated certificate of incorporation or our amended and restated bylaws to exercise dissenters’ rights of appraisal with respect to the reverse stock split.
Dilution and Anti-Takeover Effect
Because the Company will not reduce the number of shares of common stock the Company is authorized to issue in the Reverse Stock Split Amendment, the overall effect will be an increase in authorized but unissued shares of common stock as a result of the reverse stock split. These shares may be issued at the Board of Directors’ discretion. Any future issuances will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of common stock. This will increase the ability of the Board of Directors to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock. The Company does not presently have any contractual obligations or any plans, arrangements or understandings to issue additional shares of its common stock. The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Company's articles of incorporation or bylaws.
Certain Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a summary of certain federal income tax consequences of the reverse stock split to us and to holders of our common stock that hold such stock as a capital asset for federal income tax purposes. This discussion is based on laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. This discussion applies only to holders that are U.S. persons and does not address all aspects of federal income taxation that may be relevant to holders in light of their particular circumstances or to holders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended, including, without limitation, holders who are dealers in securities or foreign currency, foreign persons, insurance companies, tax-exempt organizations, banks, financial institutions, broker-dealers, holders who hold our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. The following summary does not address the tax consequences of the reverse stock split under foreign, state, or local tax laws. ACCORDINGLY, EACH HOLDER OF COMMON STOCK SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

The federal income tax consequences for a holder of our common stock pursuant to the reverse stock split will be as follows:
1.	the holder should not recognize any gain or loss for federal income tax purposes;

2.	the holder’s aggregate tax basis of the common stock received pursuant to the reverse stock split (including that with respect to any post-reverse stock split fractional shares received as a result of the Company’s rounding up of pre-reverse stock split fractional shares in connection with the Transaction) should be equal to the aggregate tax basis of such holder’s common stock surrendered in exchange therefor;

3.	the holder’s holding period for the common stock received pursuant to the reverse stock split (including that with respect to any post-reverse stock split fractional shares received as a result of the Company’s rounding up of pre-reverse stock split fractional shares in connection with the Transaction) should include such holder’s holding period for the common stock surrendered in exchange therefor; and

4.	we should not recognize gain or loss as a result of the reverse stock split.
Vote Required
The affirmative vote of the holders of a majority of the outstanding shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting will be required to approve the Reverse Stock Split Amendment.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT EACH HOLDER OF CLASS A COMMON STOCK AND EACH HOLDER OF CLASS B COMMON STOCK VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR CLASS A COMMON STOCK AND CLASS B COMMON STOCK BY A RATIO OF NOT LESS THAN ONE-FOR-FIVE AND NOT MORE THAN ONE-FOR-TEN, WITH THE EXACT RATIO TO BE SET AT A WHOLE NUMBER WITHIN THIS RANGE AS DETERMINED BY OUR BOARD OF DIRECTORS IN ITS SOLE DISCRETION.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011
General
Upon recommendation of the Audit Committee, our Board of Directors has appointed KPMG LLP as our independent registered public accounting firm for Fiscal Year 2011. The stockholders are asked to ratify this action of the Board of Directors. Stockholder ratification of the selection of KPMG LLP as our independent registered public accounting firm for Fiscal Year 2011 is not required by our By-Laws, or otherwise, but is being pursued as a matter of good corporate practice. If stockholders do not ratify the selection of KPMG LLP as our independent registered public accounting firm for Fiscal Year 2011, our Board of Directors will reconsider the selection our independent registered public accounting firm for Fiscal Year 2011. Even if the appointment is ratified, our Board of Directors, upon the recommendation of our Audit Committee, may select a different independent registered public accounting firm at any time during Fiscal Year 2011 if it determines such a change would be in our best interests and the best interests of our stockholders.
It is anticipated that one or more representatives of KPMG LLP will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to answer appropriate questions from stockholders who are present.
Vote Required
The affirmative vote of the holders of a majority of the votes represented at the Annual Meeting in person or by proxy is required to ratify the Board of Directors’ appointment of KPMG LLP as our independent registered public accounting firm for Fiscal Year 2011.
Recommendation of the Board of Directors:
THE BOARD UNANIMOUSLY RECOMMENDS THAT EACH HOLDER OF CLASS A COMMON STOCK AND EACH HOLDER OF CLASS B COMMON STOCK VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2011.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING
Under the rules and regulations of the SEC, stockholder proposals intended to be presented in our proxy statement for the annual meeting of stockholders to be held in 2012 must be received by us at our principal executive offices at 2601 South Bayshore Drive, PH 2, Coconut Grove, Florida 33133, in writing by certified mail, return receipt requested, Attention: Melanie M. Montenegro, General Counsel, no later than the close of business on December 31, 2011. However, if the 2012 annual meeting does not occur between May 2, 2012 and July 1, 2012, the notice must be received no earlier than 120 days before the 2012 annual meeting and not later than the close of business on the later of 90 days before the 2012 annual meeting or 10 days following the day on which public announcement of the 2012 annual meeting is first made.
The notice must set forth the security holder’s name and address as they appear on our books and the class and number of shares of common stock beneficially owned by such security holder. Additionally, the notice must set forth, as to each person whom the security holder proposes to nominate for election as a director, all information relating to such person required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named as a nominee and to serving as a director if elected).
ANNUAL REPORT
Our 2010 Annual Report on Form 10-K, containing our consolidated financial statements, is available on the Internet at www.proxyvote.com . The 2010 Annual Report on Form 10-K is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.
Any beneficial or record owner of our securities on the Record Date of April 11, 2011 may request and receive without charge a copy of our 2010 Annual Report on Form 10-K, including the consolidated financial statements and financial statement schedules thereto. Such request should be in writing and addressed to: Spanish Broadcasting System, Inc., 2601 South Bayshore Drive, PH 2, Coconut Grove, Florida 33133, Attention: Melanie M. Montenegro, General Counsel.
OTHER MATTERS
As of the date of this Proxy Statement, the Board of Directors does not know of any other matter which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.

By Order of the Board of Directors

Raúl Alarcón, Jr.
Chairman of the Board of Directors, President and Chief Executive Officer
Coconut Grove, Florida
May 9, 2011

Appendix A
CERTIFICATE OF AMENDMENT
TO THE
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
SPANISH BROADCASTING SYSTEM, INC.
Pursuant to Section 242 of
the General Corporation Law
of the State of Delaware
SPANISH BROADCASTING SYSTEM, INC. (the “Corporation”) organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:
FIRST: Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Corporation’s Third Amended and Restated Certificate of Incorporation, Article Five of the Third Amended and Restated Certificate of Incorporation is amended by adding Section 5.8 as follows:
5.8 Reverse Stock Split. Each [      (     )] shares of the Corporation’s Class A common stock, par value $.0001 per share (the “Class A common stock”), and Class B common stock, par value $.0001 per share (the “Class B common stock”), issued and outstanding immediately prior to the Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Class A common stock and Class B common stock, respectively, without any further action by the Corporation or the holders thereof. No fractional shares shall be issued and instead, a fraction of a share will be rounded up to one whole share. Each certificate that immediately prior to the Effective Time represented shares of Class A common stock or Class B common stock, as the case may be (the “Old Certificates”), shall thereafter represent that number of shares of Class A common stock or Class B common stock, as the case may be, into which the shares of Class A common stock or Class B common stock, as the case may be, represented by the Old Certificate shall have been combined, subject to the rounding up of fractional share interests as described above.
SECOND: This Certificate of Amendment shall become effective as of June [ ], 2011 at 11:59 p.m., Eastern Standard Time.
THIRD: This Certificate of Amendment was duly authorized by the Corporation’s Board of Directors and adopted by the Corporation’s stockholders at the Annual Meeting of the Stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [ ] day of June, 2011.

SPANISH BROADCASTING SYSTEM, INC.
By:
	Name:	Raúl Alarcón, Jr.
	Title:	President and Chief Executive Officer

A-2

SPANISH BROADCASTING SYSTEM, INC.
2601 SOUTH BAYSHORE DRIVE, PH2
COCONUT GROVE, FL 33133
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 30, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 30, 2011. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M35643-P13144	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.		DETACH AND RETURN THIS PORTION ONLY

SPANISH BROADCASTING SYSTEM, INC.		For All	Withhold All			For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors	☐		☐		☐
Nominees:

	01) Raúl Alarcón, Jr. 02) Joseph A. García 03) José A. Villamil	04) Mitchell A. Yelen 05) Manuel E. Machado 06) Jason L. Shrinsky

The Board of Directors recommends you vote FOR proposals “2” and “3”.									For	Against	Abstain

2.
To authorize the Board of Directors in its sole discretion to approve an amendment to Spanish Broadcasting System Inc.’s certificate of incorporation to effect a reverse stock split for our Class A common stock and Class B common stock by a ratio of not less than one-for-five and not more than one-for-ten, with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion.
									☐	☐	☐

3.	To ratify the appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2011.								☐	☐	☐

IF A CHOICE IS NOT SPECIFIED WITH RESPECT TO ANY PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

			Yes		No
Please indicate if you plan to attend this meeting.			☐		☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date					Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to
be Held on June 1, 2011:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com.

M35644-P13144
SPANISH BROADCASTING SYSTEM, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 1, 2011
The undersigned, acknowledging receipt of (1) the notice of the annual meeting of stockholders to be held on June 1, 2011 at 1:00 p.m., Eastern Daylight Time, at the corporate offices of Spanish Broadcasting System, Inc., SBS Tower, 2601 South Bayshore Drive, PH2, Coconut Grove, Florida 33133, (2) the Proxy Statement relating to the meeting, and (3) the 2010 Annual Report on Form 10-K, hereby revokes all prior proxies and appoints Raúl Alarcón, Jr. and Joseph A. García, and each of them acting singly, with full power of substitution, as proxies to represent and vote on behalf of the undersigned, as designated herein, all shares of Class A common stock, par value $0.0001 per share, and all shares of Class B common stock, par value $0.0001 per share, of Spanish Broadcasting System, Inc., a Delaware corporation, that the undersigned would be entitled to vote if present in person at the annual meeting of stockholders and any adjournment or adjournments thereof. These proxies are authorized to vote in their discretion upon such other matters as may properly come before the annual meeting or any adjournment(s) thereof. IF A CHOICE IS NOT SPECIFIED WITH RESPECT TO ANY PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.
Attendance of the undersigned at the annual meeting will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall vote in person at the annual meeting.
EACH STOCKHOLDER SHOULD SIGN THIS PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SPANISH BROADCASTING SYSTEM, INC.
Continued and to be signed on reverse side